UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place,

Shawnee Mission, KS 66025
(Address of principal executive offices) (Zip code)

Kent Gasaway

5420 W. 61st Place,

Shawnee Mission, KS 66025
(Name and address of agent for service)

913-677-7778

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on the Funds' website (buffalofunds.com/our-funds/performance/#literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you hold your shares directly with the Funds, by calling (800) 492-8332.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (800) 492-8332 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary or directly with the Funds.

MESSAGE TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS,

My new role as President of the Buffalo Funds comes at a challenging time. However, having previously served in this position from 1990 to 2013 and in the industry since 1980, there is not much I haven't seen. There have been wars, oil price spikes and crashes, mild recessions, deep recessions, computer driven bear markets, tech bubbles and real estate bubbles. Yet, never have we seen a pandemic with such a wide reach globally. The amount of deaths, the breathtaking declines in economic activity and the steepness of the climb in unemployment has been tragic. Conversely, the avalanche of grants, loans and government stimulus money provided to businesses and individuals, as well as massive purchases by the Federal Reserve, has been unprecedented.

No one knows what lies on the other side of this health and economic crisis. In the U.S. alone, over 38 million workers have lost their jobs as a result of the forced lockdown of businesses and stay at home edicts by cities and states. The unemployment rate has spiked from under 4% to near 15% in a matter of months. As mentioned above, even with significant help from the government it is highly uncertain how many small businesses will reopen and how many workers will be rehired.

The tug of war between investors that foresee a v-shaped recovery and those that expect a slow and drawn out recovery continues. This explains the extreme volatility exhibited in the stock market. With cities and states reopening and the volume of COVID-19 cases falling sharply the v-shaped crowd is currently in charge. The market is rallying and has a good feel. However, this could change quickly if one or more of a myriad of potential negatives came to the forefront. These could include serious discussion of higher federal and state taxes needed to pay for a mountain of spending and debt accumulation, a fading of optimism for a coronavirus vaccine, uncertainty surrounding the Presidential election or "new normal" of conservative spending by consumers.

Regardless of what's on the other side, you can expect a steady hand at the Buffalo Funds. The majority of our funds are growth oriented and you can have confidence we will maintain our long-term investment strategy of investing in companies benefitting from identifiable secular trends. We rely only on internal research, we stress teamwork and pay close attention to risk management both within and between our ten funds. Current versus historical valuation analysis, balance sheet strength and free cashflow generation are important factors.

A majority of the Buffalo funds have generated favorable results to shareholders over the long-term. This report serves as an example as a number of our funds have held up quite well relative to the indexes during the downturn. Our goal is for this performance to continue. I am proud to serve another term as President and I'm proud of our talented fund managers, analysts, customer service and relationship reps and our back-office staff.

Sincerely,

Kent W. Gasaway

President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management, Inc. is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

This page intentionally left blank.

TABLE OF CONTENTS

Portfolio Management Review (unaudited)	6
Investment Results (unaudited)	18
Expense Example (unaudited)	24
Allocation of Portfolio Holdings (unaudited)	28
Schedules of Investments or Options Written	30
Buffalo Discovery Fund (BUFTX)	30
Buffalo Dividend Focus Fund (BUFDX)	36
Buffalo Emerging Opportunities Fund (BUFOX)	44
Buffalo Flexible Income Fund (BUFBX)	49
Buffalo Growth Fund (BUFGX)	55
Buffalo High Yield Fund (BUFHX)	60
Buffalo International Fund (BUFIX)	73
Buffalo Large Cap Fund (BUFEX)	83
Buffalo Mid Cap Fund (BUFMX)	88
Buffalo Small Cap Fund (BUFSX)	93
Statements of Assets and Liabilities	98
Statements of Operations	100
Statements of Changes in Net Assets	102
Financial Highlights	106
Notes to Financial Statements	126
Report of Independent Registered Public Accounting Firm	138
Notice to Shareholders (unaudited)	139
Privacy Policy (unaudited)	151

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

For the annual reporting period ending March 31, 2020, the Buffalo Discovery Fund (the "Fund") fell 9.64% versus the Morningstar U.S. Mid Cap Growth Index's (the "Index") decline of 6.73% and the Morningstar Mid Growth Peer Group decline of 11.17%. The Fund outperformed the benchmark in the Energy, Industrials, Financials, Real Estate, Telecom Services and Materials sectors while the Consumer Discretionary, Health Care and Technology sectors weighed on relative returns. Cyclically dependent and financially leveraged stocks performed worst in the Fund and Index with Energy, Materials, Travel, Entertainment and Consumer Retail stocks particularly hard hit. The energy sector, where the Fund is underweight, was the worst performing sector suffering from a nasty combination of excess supply and diminished global energy demand. The Fund continues to invest in innovative growth companies with relatively attractive valuations; a strategy we believe should be a key driver of above-Index risk-adjusted returns over the long term.

Dexcom Inc. is a leading manufacturer of continuous glucose monitoring devices for the management of diabetes. The company's differentiated products excel at accuracy, comfort and ease of use resulting in share gains and a favorable long-term outlook within the diabetes care industry. Its stock price was up 78% during the fiscal year as investors flocked to Dexcom's durable growth, low elective procedure risk and relatively recession resistant business model.

MSCI Inc. is a leading index and exchange-traded fund (ETF) provider. The company continued to benefit from the shift to low-cost passive investing while in the near term, investors cheered the resiliency of the subscription business, high switching costs inherent in the benchmark index business segment and the exciting potential of the newer analytics and environmental, social and governance (ESG) focused business initiatives.

Equinix, Inc. was also a standout performer for the Fund during the fiscal year, with the stock rising over 40%. The company is the biggest provider of co-located data centers in the world, and enables customer access to networks, partners, and cloud service providers. The growth in remote-work driven by social distancing has increased demand for Equinix's internet communication services, and we expect the company to benefit from this increased demand in coming quarters.

Align Technology is a leading supplier of clear aligners for dental malocclusion. Its stock price fell on expectations COVID-19 fears will lead to lower case volume growth in the near term, which could make it more challenging for the company to fend off new entrants in its market. We believe prosperous growth is sustainable over the intermediate to long term as the company has expanded its products to address nearly 70% of the orthodontic market, which continues to convert from metal braces to clear aligners.

Arista Networks, Inc. a datacenter software and equipment provider fell after it guided to lower than expected revenue growth as its tier 1 cloud customers temporarily slowed spending to digest heavy capacity additions in recent years.

IAC/Interactive is a diversified internet services company offering dating websites, a digital home services marketplace and other emerging internet businesses. Social distancing and shelter at home initiatives have negatively impacted demand for home services and advertising on their branded internet sites.

The fiscal and monetary response to the pandemic has been relatively swift and expansive, with indications that if conditions do not improve world leaders and global central banks will do whatever is necessary to revive growth. Their efforts so far are encouraging, and markets have begun to stabilize and become more hopeful. In the near term, investors appear myopically focused on the state of new case volumes resulting in high stock correlations and volatility. Upcoming earnings results seem far less important than an assessment of 2021/2022 earnings power. Over the intermediate term, the revival of global growth will depend on how soon the pandemic can be contained through a combination of social distancing, better testing, improved therapies, vaccine development, and perhaps seasonal curtailment. Time will tell.

In the meantime, global economic uncertainty and low business and consumer confidence is weighing on the

(Unaudited)

market and near term corporate fundamentals. This is opening up attractive buying opportunities for some of our favorite secular growth beneficiaries on the wish list.

We are not blindly buying lower stock prices. Instead we are mindful of the macroeconomic backdrop, the sensitivity of our companies to discretionary spending and the negative effect excessive leverage can have on corporate profit cycles in bad-time scenarios. We keep a keen eye on the degree of contraction that current prices discount and the degree to which management teams can protect profits and shed risk while retaining the competitive advantages that position them to excel on the upturn. Our work is beginning to tell us growing reward and upside opportunity trumps downside risk in many instances. We are patiently waiting for these good-odds situations and strike when we get them.

Economic conditions may ebb and flow, but our focus is steady; to invest in attractively priced, financially strong, well-managed companies benefitting from innovative strategies and disruptive megatrends.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund posted a return of -8.32% for the annual period ending March 31, 2020, underperforming the Morningstar U.S. Large-Mid Cap Index return of -7.35% and the S&P 500 Index return of -6.98%. Only two out of the eleven economic sectors in the benchmark posted positive returns during the period, which were Information Technology and Telecommunication Services. The Fund had four sectors with positive returns, including Information Technology, Healthcare, Real Estate, and Consumer Staples. Financials and Health Care posted favorable relative performance compared to the benchmark's sectors. The Fund's results in Information Technology posted a higher total return than the benchmark, but experienced a lagging relative total effect in the sector due to the Fund's underweight to the strong performing benchmark sector.

Specific securities that contributed most positively to fund performance over the past 12 months included Medicines Company (MDCO), Microsoft Corporation (MSFT), and Apple Inc. (AAPL). Medicines Company, a pharmaceutical drug development company, jumped on favorable study results for Inclisiran (cholesterol therapy) which led to the company's acquisition by Norvartis. Microsoft Corporation improved on growing momentum from its cloud services and enterprise products boosting results above analysts' estimates, winning the pentagon's JEDI cloud contract, and expansion in the company's valuation metrics. Apple Inc. advanced on solid operating results, guidance on iPhone sales, strength in services and wearables, better trends in China, and reduced trade tensions.

Specific securities that detracted from performance include Boeing Company (BA), Energy Transfer, L.P. (ET), and Viper Energy Partners LP (VNOM). Boeing Company, the aerospace and defense manufacturer, fell after two tragic aircraft crashes of its 737 MAX commercial airplane which has resulted in production and delivery delays as the company seeks to get the aircraft recertified for commercial operation. Energy Transfer, L.P., an energy transportation services partnership and Viper Energy Partners dropped as energy prices plunged in response to the failure of an agreement between the Organization of the Petroleum Exporting Countries (OPEC) members on production cutbacks and the drop in demand caused by the Coronavirus pandemic.

The stock market's bull-run ended in March, as the market experienced a sharp decline due to the pandemic and the efforts to contain it and limit the economic damage. Governments and healthcare experts have responded to the crisis by issuing stay at home orders to try to curtail the spread of the disease and reduce fatalities. The economic impact from the orders has been a sharp decline in spending and an explosion in unemployment as consumers stay home. To limit the economic damage governments are passing various financial aid programs and health care measures to combat the pandemic. Central Banks have also cut benchmark lending rates and expanded their balance sheets as they buy various assets of eligible securities. The fiscal and monetary response to the pandemic expansion has been relatively swift and expansive, with indications that if conditions do not improve, they will do whatever it takes. Their efforts so far are encouraging, and markets have begun to rebound. Over the intermediate term, the pandemic will need to be contained through a combination of better testing, improved therapies, vaccine development, and seasonal curtailment for the economy to recover and generate sustainable growth.

Despite the uncertainty created by the pandemic, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the Fund will continue to emphasize on

(Unaudited)

competitively advantaged companies that can be purchased at a fair value, in our opinion. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, as we continue to follow our process of finding new investment ideas and to be ready when market declines provide better entry points.

BUFFALO EMERGING OPPORTUNITIES FUND

The Buffalo Emerging Opportunities Fund posted a return of negative 14.38% in the 12-month period ending March 31, 2020. The Fund's primary benchmark, the Morningstar U.S. Small Growth Index, produced a return of negative 16.07% during the period while the Russell 2000 Growth Index and the Russell MicroCap Growth Index returned negative 18.58% and negative 21.96%, respectively.

The spread of COVID-19 and the resulting pandemic created a new chapter in history books in the first quarter of 2020. The major issues just a few quarters ago that included U.S./China trade war and flare ups in geopolitical issues between U.S./Iran have become nearly irrelevant as COVID-19 has taken center stage and created an environment few of us could have ever foreseen. The market sell-off as the virus spread throughout the European Union and the U.S. was the swiftest in history, with the S&P 500 Index falling 35% from peak-to-trough in just over one month. Even worse was the performance of smaller growth stocks, as measured by the Russell 2000 Growth Index, which declined 43% from peak-to-trough. The final annual period returns were however less ugly than the peak-to-trough declines given a strong start to the year and a sharp rebound in the final week of March 2020.

During the year, investors preferred the perceived relative safety of larger companies. This is best illustrated by the fact that the large cap Russell 1000 Index dramatically outperformed both the small cap Russell 2000 Growth Index and the Russell MicroCap Growth Index. Domestically, growth stocks outperformed value stocks by a wide margin. As an example, the Russell 2000 Value Index declined 29.64% in the year ended March 31, 2020, more than ten percentage points worse than its growth counterpart.

With shelter-in-place orders across the U.S. and the world affecting close to half the global population, numerous industries saw sales and profits decrease dramatically. At the time of this writing in late April, states in the U.S. and countries in Europe are beginning to ease restrictions on households and businesses. However, it remains unknown as to how consumers and businesses will rebound. Additionally, there is significant risk that COVID-19 cases could spike again as a result of the loosening of these restrictions and the potential government response the second time around. In this environment, almost universally, companies are withdrawing previous financial guidance and declining to give updated financial guidance for upcoming quarters and the remainder of the year.

Regarding portfolio positioning, fund management exited investments where the outlook was more challenged than most, particularly those companies linked to travel/leisure and the aerospace industries. Additionally, we examined the Fund's investments for balance sheet/cash flow related problems given the drastic nature of the downturn and the financial issues it could create. The Fund ended the annual reporting period with 58 holdings.

The Fund remains overweight the technology sector and we continue to have high confidence that, small cap technology companies with solid fundamentals (solid growth potential, recurring revenue, high margins or the potential for high margins) that are disrupting previous ways of conducting business could be the place to allocate capital as long as valuations remain reasonable.

Looking ahead there remains a lot of uncertainty regarding the return to a new normal. Additional market risk exists around the coming U.S. elections in November. However, we believe the federal government has shown and appears willing to continue to do whatever is necessary to support the economy, and especially the financial markets.

While we acknowledge the challenging macro-economic backdrop, our job continues to be to find attractive small cap companies where the stock price has not been fully appreciated by the market or has been mispriced due to near-term results or events. The Fund's investments are focused on the smaller end of the small cap growth spectrum where management seeks to identify innovation among U.S. companies with North American revenue bases. We continue to believe that the lack of investor interest in the smaller, early-stage segment of the market creates opportunity to uncover value. Given recent volatility, this is perhaps even truer today. Finally, with an active share of greater than 95%, the Fund will continue to offer a distinct offering from the passive indexes and category peers.

(Unaudited)

BUFFALO FLEXIBLE INCOME FUND

For the twelve months ended 3/31/20, the Buffalo Flexible Income Fund declined 19.63% compared to a loss of 9.63% for the Morningstar Moderately Aggressive Target Risk Index. The primary sectors that led to the underperformance were Energy and Industrials. The underperformance in Energy was primarily due to sector allocation and to a lesser degree security selection. Energy has been negatively impacted by shocks to both the supply and demand for the commodity. On the supply side, Saudi Arabia decided to increase production which put downward pressure on prices and then shortly thereafter the COVID-19 global pandemic reduced demand due as nations restricted travel for their populations. The industrial sector was also a detractor primarily due to security selection. The primary detractor in the Industrial sector was Boeing. Boeing was negatively impacted by both lingering manufacturing issues associated with the 737 Max commercial airplane but even more significant was the impact of the global COVID-19 pandemic and various government initiatives to minimize or halt travel. The top contributors during the annual reporting period were Microsoft, Medicines Company and Digital Realty while the top detractors were Boeing, Apache and Schlumberger.

The global spread of the pandemic has carved out significant uncertainty about the direction of the global economy and large cap stocks. Large portions of the U.S. and European economies are closed in an attempt to contain the spread of the virus, and the timing at which they will begin to completely reopen is unclear. The fiscal stimulus passed by Congress in March to help individuals and businesses impacted by virus shutdowns, and aggressive moves by the Federal Reserve to support liquidity in the financial system are expected to soften the depth of the economic downturn the U.S. economy is facing. At the same time, the exact timing and process to reopen the economy remains uncertain. Because of this, we expect the market to stay on a path of elevated volatility influenced by the spread and recovery rates of COVID-19 and potential treatments or vaccines for the virus. Other factors such as data showing how consumers are impacted and behaving, and corporate earnings, which will show the extent of the damage they are seeing in their operations and balance sheets will also be monitored closely.

BUFFALO GROWTH FUND

For the annual reporting period ending March 31, 2020, the Buffalo Growth Fund (the "Fund") fell 3.90% compared to the Morningstar U.S. Growth Index's (the "Index") advance of 1.45%. The Fund's performance was in-line with the Morningstar Large Cap Growth Peer Group decline of 3.72%. The Fund outperformed the benchmark in Real Estate, Materials, and Consumer Staples while the remaining sectors weighed on relative returns. Cyclically dependent and financially leveraged stocks performed worst with energy, materials, travel, entertainment and consumer retail stocks particularly hard hit. The Fund continues to invest in high quality growth companies with relatively attractive valuations; a strategy we believe should be a key driver of above-index risk-adjusted returns over the long term.

Amazon.com Inc., one of the world's largest online retail shopping services company, saw significant revenue acceleration during the year as consumers shifted to eCommerce and online grocery shopping with the nation-wide lockdown resulting from the COVID-19 pandemic. While Amazon's disruption of the retail industry is well documented, the recent shelter-at-home mandate has accelerated the shift from brick and mortar to online commerce. We believe that Amazon has significant runway for growth as it continues to find ways to evolve its business model.

Microsoft was also a top contributor for the Fund. The company has generated strong growth across all product lines including server, enterprise and cloud products. The company appears well positioned to continue this steady growth in upcoming quarters.

Schlumberger, an oil services company, was the worst-performing investment position during the year. Its business was hurt by the large decline in energy prices, as well as, COVID-19 driven demand destruction throughout the global economy.

Wells Fargo, one of the largest banks in the United States, declined largely due to the impact of the COVID-19 pandemic on the global economy and lower interest rates as the Federal Reserve cut its benchmark lending rate to zero. Despite the difficult near term environment the company remains profitable and should maintain adequate capital levels even after modeling for the Federal Reserve's severely adverse stress test in a worst case scenario. We are monitoring developments closely but we believe current valuation of the company's stock makes a relatively compelling risk-reward tradeoff longer term.

(Unaudited)

The fiscal and monetary response to the pandemic has been relatively swift and expansive, with indications that if conditions do not improve world leaders and global central banks will do whatever is necessary to revive growth. Their efforts so far are encouraging and markets have begun to stabilize and become more hopeful. In the near term, investors appear myopically focused on the state of new case volumes resulting in high stock correlations and volatility. Upcoming earnings results seem far less important than an assessment of 2021/2022 earnings power. Over the intermediate term, the revival of global growth will depend on how soon the pandemic can be contained through a combination of social distancing, better testing, improved therapies, vaccine development, and perhaps seasonal curtailment. Time will tell.

In the meantime, global economic uncertainty and low business and consumer confidence is weighing on the market and near term corporate fundamentals. This is opening up attractive buying opportunities for some of our favorite secular growth beneficiaries on the wish list.

We are not blindly buying lower stock prices. Instead, we are mindful of the macroeconomic backdrop, the sensitivity of our companies to discretionary spending and the negative effect excessive leverage can have on corporate profit cycles in bad-time scenarios. We keep a keen eye on the degree of contraction that current prices discount and the degree to which management teams can protect profits and shed risk while retaining the competitive advantages that position them to excel on the upturn. Our work is beginning to tell us growing reward and upside opportunity trumps downside risk in many instances. We are patiently waiting for these good-odds situations and strike when we get them.

Economic conditions may ebb and flow, but our focus is steady; to invest in attractively priced, financially strong, well-managed companies benefitting from innovative strategies and disruptive megatrends.

BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund generated a return of -6.67% for the fiscal year ending March 31, 2020, outperforming the ICE BofA Merrill Lynch US High Yield Master II Index (the "Index") return of -7.45% and the Lipper High Yield Bond Funds Index return of -8.47%.

After producing positive returns in the first three quarters of the fiscal year, the performance for the high yield sector suffered a significant correction in the first quarter of 2020 driven by the COVID-19 outbreak and plunging crude oil prices which pushed returns well into negative territory. The market's positive performance during the first three quarters was driven by: (i) continued, albeit modest, economic growth of U.S. gross domestic product (GDP); (ii) a healthy labor market with additional jobs added and the unemployment rate near cycle lows; (iii) and an accommodative Federal Reserve policy. The Saudi-Russian power struggle over oil output and the virus pandemic overshadowed everything in the month of March. The Fed enacted extraordinary measures including slashing rates, removing the caps on the size of asset purchases, and restarting the Term Asset-Backed Securities Loan Facility (TALF) program. In concert with the Fed moves, Congress passed its +$2 trillion economic relief package but the damage was done and the flight to quality ensued quickly and painfully. The 10-year Treasury bond returned a positive 18.74% during the fiscal year while the S&P 500 Index returned negative -6.98%.

The flight to quality along with increased market volatility resulted in high yield mutual funds experiencing cash outflows of about $16.7 billion during the quarter. In fact, the $13 billion outflow in the month of March was the second largest monthly outflow for high yield trailing only the $13.6 billion outflow in June 2013. This follows a $3.0 billion inflow in the previous quarter and a $3.2 billion inflow in the 3rd quarter of 2019. Despite the large March quarter outflow, the annual $7.4 billion outflow was still less than the $12.5 billion of outflows in the previous fiscal year according to data from JP Morgan. The high yield new issuance calendar in the fiscal year 2020 increased $113 billion from the previous year to $294 billion despite the non-existent primary market in the final month of March due to the COVID-19 pandemic.

During the fiscal year, the 10-year Treasury bond yield declined by 174 bps from 2.41% to 0.67% while the 2-year Treasury bond shed 209 bps ending the year at 24 bps. The drop in the yield curve was driven by the flight to quality from risky assets into U.S. government securities. As would be expected, the higher quality end of the high yield risk spectrum outperformed the lower credit quality issues. According to data from JP Morgan, the CCC-rated segment lost -13.76%, underperforming the B-rated and BB-rated segments, which lost -7.96% and -4.42% respectively. The Fund has historically taken a more defensive position relative to the indices which lead to relative outperformance during the period.

According to data from JP Morgan, the U.S. high yield market's spread to worst for the period end was 949 bps,

(Unaudited)

497 bps wider than the preceding March 2019 quarter and 339 bps wider than its 20-year historical average of 610 bps. The yield to worst for the high yield market at fiscal year-end was 10.00%, above the 8.70% 20-year average, and above the 6.83% yield at the end of calendar year 2019.

The Fund's cash balance at the end of the year decreased from the previous year's levels by over 4% as new security purchases eclipsed the holdings in the Fund that were called by the issuers or sold outright. The Fund's composition by asset class at fiscal year-end was as follows:

	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Straight Corporates	65.4%	64.7%	65.0%	55.6%	60.1%
Convertibles	10.1%	12.1%	13.4%	17.7%	16.7%
Bank Loans	17.2%	15.2%	16.0%	16.2%	19.1%
Preferred Stocks	0.0%	0.0%	0.0%	1.1%	1.3%
Convertible Preferreds	0.6%	0.0%	0.0%	0.0%	0.0%
Common Stocks	0.7%	1.4%	1.2%	1.7%	1.0%
Cash	6.0%	6.5%	4.4%	7.6%	1.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the Fund during the fiscal year is as follows:

Approximate Contribution to Return
Straight Corporates	-3.11%
Convertibles	-0.33%
Bank Loans	-0.90%
Preferred Stocks	-0.56%
Convertible Preferreds	-0.01%
Common Stocks	-1.04%
Total	-6.67%

Specific securities that contributed most positively to performance include Medicines Co. 2.750% convertible bonds, Maxar Technology bank debt, and Brunswick 7.375% straight corporate bonds. Medicines Co. was acquired by Novartis late in the year for a 48% premium and the convertible bond price responded in kind before being redeemed. Maxar Technology was one of the Fund's worst performers in the prior year and resolved its issues and made asset sales which improved the outlook for the bank debt. Brunswick is an investment grade credit with a high coupon with a relatively short maturity in 2023 which protected it somewhat from the downturn.

Specific securities that detracted the most from performance include MPLX 6.875% corporate bonds, US Silica bank debt, and Energy Transfer L.P. All three companies are directly exposed to the U.S. exploration and production (E&P) sector which was significantly hurt by plummeting crude prices in March.

Until March, the United States had been enjoying a growing economy with modest inflation that had created a favorable environment for risky assets. However, near the end of February, early March, the COVID-19 pandemic and plummeting crude oil prices wreaked havoc on the markets. The U.S. high yield default rate increased to a three year high of 3.54% in March which was up 91 bps from the 2.63% level in December 2019, 0.95% level last March and above the 3.44% long-term average. We are concerned first and foremost about the ongoing COVID-19 pandemic and the fallout on global economies while previous issues such as China trade talks and the upcoming presidential election become a secondary focus. We are managing the Fund cautiously yet actively, focusing on high-quality issuers with defensive business models and manageable credit metrics. We will continue to deploy the Fund's cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a more defensive position as they provide senior positioning in the capital structure. Finally, we continue to look for opportunities in convertible bonds and preferred securities. We ended the fiscal year with 136 positions in the portfolio, up from the previous year-end level (excluding cash) of 122 positions.

BUFFALO INTERNATIONAL FUND

Global equity markets fell sharply to close out the final quarter of the annual reporting period in reaction to the global spread of COVID-19. As the case count increased exponentially, the only effective response was for countries to go into lockdown. The economic impact of these actions became clear near the end of the fiscal year and virtually all asset classes suffered as a result. The Buffalo International Fund declined by 7.67% during the fiscal year but outperformed the Morningstar Global Markets ex-US Index's drop of 16.12%. Within developed international markets, the United Kingdom and Australia were among the biggest decliners while Switzerland held up relatively well. Counterintuitively, China was a relatively strong country performer posting a relatively

(Unaudited)

modest 5% decline, based on the MSCI country indexes, while Brazil was among the worst losing over 40%.

From a sector perspective, Energy and Consumer-related areas suffered the most as the Saudis and Russians engaged in an oil price war and consumers globally went into quarantine. The Health Care and Information Technology sectors were relative outperformers as Health Care even managed to post a positive return during the period.

One of the contributors to our relative outperformance for the period was Sartorius Stedim, which supplies equipment and disposables for the biological pharmaceutical industry. As you can imagine, with the rush to find prophylactics and treatments for COVID-19 supplies to this supply chain have been relative beneficiaries. So too with our investment in Lonza Group which produces media, active ingredients and helps pharmaceutical companies produce their biologic drugs and drug candidates. Interxion Holdings was also among the group of contributors as the company provides cloud and internet gateway access and was acquired in the first quarter of 2020.

Some of the top detractors from portfolio performance included ICICI Bank, CTS Eventim, and Ashtead Group. ICICI Bank provides financial services throughout India and as the COVID-19 virus brought many businesses to a standstill, investors worried about deteriorating health in their loan book, as was the case with all financial institutions. CTS Eventim provides tickets for large gatherings like concerts, and sporting events. With social distancing and stay-at-home orders, these large gatherings have been completely canceled until further notice. We exited the position during the period as we try to assess how and when these gatherings might return. Ashtead Group provides rental equipment primarily for construction related activities. The company's stock was hit unduly due to fears of a complete economic shutdown. We feel Ashtead will come out of a recession better positioned than ever and companies may increasingly be likely to rent equipment rather than purchase their own as they try to maintain larger cash balances.

In Europe in an eventual post-crisis economic recovery, fiscal deficits and populism may continue to weigh on sentiment, spending, and investment. Emerging signs of stabilizing growth in the continent earlier this year now seem like a distant memory. In Japan, structural reforms have had limited success, and the consumer tax hike in

October 2019 contributed to a sharp economic contraction in the fourth quarter. This market period has obviously been extremely volatile and difficult to navigate. As we saw signs of the virus spreading rapidly, we began taking action by trimming positions where valuation was getting full and/or where an eventual recovery may take longer. We initiated new positions in a few stocks we have been watching and waiting for a more attractive entry point provided the nature of their businesses would still thrive in such an odd economic period.

The markets will have to endure some very terrible economic data for at least several quarters and most companies have very little visibility into forward business .While we do not want to underestimate the impact of the coronavirus outbreak, history shows that events like this tend to offer opportunities for investors that are long-term oriented. Despite the uptick in market volatility, we will continue to invest in businesses with durable competitive advantages and superior growth profiles trading at attractive valuations. We believe that a portfolio of these companies will continue to offer attractive risk adjusted returns over the long haul.

BUFFALO LARGE CAP FUND

The Buffalo Large Cap Fund declined by 3.40% during the 12-month period ending March 31, 2020, underperforming the Morningstar U.S. Large Growth Index, which gained 2.29%. Stock selection in the Consumer Discretionary sector was the biggest driver of the Fund's relative underperformance during the period. This source of underperformance relative to the index was offset, in part, by stock selection in the Real Estate and Financial sectors. Both the Fund and the Index generated strong positive returns in the 9-month period ending December 31, 2019, but these gains were largely offset by the market declines in the final three months of the annual reporting period ending driven by the global spread of the global COVID-19 pandemic.

The Fund ended the fiscal year with 52 holdings (excluding cash) representing 51 companies, up from 48 holdings representing 47 companies at the end of the previous fiscal year ending March 31, 2019. The cash position ended the fiscal year at about 6% of Fund assets.

Microsoft was the top-contributing investment for the Fund during the fiscal year with the stock returning nearly 36%. The company generated strong growth across all product lines including server and cloud products and office commercial products. The company

(Unaudited)

appeared positioned to perform relatively well in an environment of heightened concern about the COVID-19 virus given the recurring nature of its revenue and fast-growing cloud products.

Apple was the next top-contributing investment for the Fund during the fiscal year, also returning nearly 36%. Although consumer demand for its products could be pressured due to the COVID-19 outbreak, the company appeared to be relatively well positioned for the coming quarters. The company has a very strong balance sheet, could benefit from the launch of 5G phones later in 2021, and stands to potentially benefit from rapid growth in its high margin digital services products as well.

Equinix was also among the top contributors for the Fund during the fiscal year, with the stock returning just over 40%. The company is the biggest provider of co-located data centers in the world, and enables customers' access to networks, partners, and cloud service providers with a largely recurring revenue base. Growth in remote-work driven by COVID-19 containment measures has increased demand for Equinix's internet communication services, and we expect the company to benefit from this increased demand in coming quarters.

Schlumberger was the Fund's worst performing investment during the fiscal year. This is an exploration and production (E&P) services company whose business was hurt by the large decline in energy prices as well as COVID-19 driven operational slowdowns in its customer base. The company's ability to maintain its dividend and the trajectory of its operating performance in coming quarters are uncertain given the difficult macro environment.

Xilinx, a high-quality semiconductor manufacturing company, was another weak-performing position for the Fund during the period. The stock was under pressure for much of 2019 due to fears of a trade war with China. The economic slowdown caused by the COVID-19 outbreak has hurt the company's prospects for 2020, and dampened demand in its end markets including auto, consumer, and data centers. While we believe the company's long-term prospects in a recovery would be positive there is minimal clarity about its operating performance in the near term.

As we enter the new fiscal year, the global spread of COVID-19 has created significant uncertainty about the direction of the global economy and large cap growth stocks. Large portions of the U.S. and European economies are closed to contain the spread of the virus, and the timing at which they will fully reopen is unclear. The fiscal stimuluses passed by the Congress in March and April to help individuals and businesses impacted by virus shutdowns, and aggressive moves by the Federal Reserve to support liquidity in the financial system have likely worked, at least in part, to soften the depth of the economic downturn the U.S. economy is facing. At the same time, the exact timing and process to reopen the economy remains a big uncertainty. Because of this, we expect large cap stocks to stay on their path of elevated volatility in the early part of the new fiscal year. Factors including, evolving data about the spread and recovery rates of COVID-19, potential treatments or vaccines for the virus, data showing how consumers are impacted and behaving are expected to contribute to the volatility. The next several earnings cycles will show the extent of the damage companies are seeing in their operations and balance sheets.

Within this environment, we are managing the Fund cautiously yet opportunistically. Large cap growth stocks have declined less than some other asset classes through April, but we have seen the opportunity to trim holdings whose operations are highly exposed to the economic shutdown and add to investments that are relatively more insulated. We have also taken the opportunity to initiate new positions in several appealing ideas that have pulled back to attractive levels, even after accounting for near-term declines in revenue and earnings. We continue to focus on companies with strong business models and margin structures, that generate solid cash flow and have solid balance sheets.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund returned -2.89% for the 12-month period ending March 31, 2020, outperforming the Morningstar U.S. Mid Growth Index's return of -6.73%. Fund performance was driven by stock selection in the Financial and Industrial sectors, and almost no exposure to the weak performing Energy sector, and a slightly elevated cash position. This was partially offset by poor stock selection in the Information Technology and Consumer Discretionary sectors.

MSCI Inc. was a strong performer for the Fund throughout the year. Results benefited from the continued growth in assets under management tied to their indices. Rapid growth in analytics and environmental, social and governance (ESG) offerings

(Unaudited)

contributed to the upside. Amongst the market turmoil later in the quarter, investors flocked to MSCI as they sought safety in the relative stability of their business model. We continue to hold a favorable view of MSCI's long-term growth prospects.

CoStar Group was another top contributor during the period. Their multifamily segment drove growth, where the Apartments.com acquisition continued to surprise to the upside. Their core commercial real estate data business is the kind of sticky, recurring business that investors have continued to reward with a high valuation multiple. Management at CoStar has earned a reputation as strong allocators of capital, and it would not be a surprise if they used any economic weakness as an opportunity to acquire adjacent businesses at attractive terms.

Equinix shares were also among the top performers for the Fund driven by the continued adoption of cloud computing by enterprises. In addition, shares outperformed during the recent market decline, as increased working from home is serving to accelerate cloud adoption. Equinix also has a strong base of recurring revenue that is less exposed to adjustment from weaker economic activity.

Shares of Palo Alto Networks were weaker as sales growth slowed in its more mature firewall market. Despite rapid growth in its cloud security business and results that exceeded expectations, investors fear that the subscription nature of cloud security could be a continued headwind for growth in the core business of selling next generation firewalls, which is a hardware plus subscription business model.

Norwegian Cruise Line Holdings declined and detracted from Fund performance as the company was at the center of COVID-19 concerns. With the virus spreading on several cruise ships, the fallout could lead to lower cruise demand for several years. We were uncomfortable with the company's financial and operating leverage and decided to exit the position.

VMware shares sold off significantly in the recent market decline. The company's infrastructure software is sensitive to overall IT spending because their product is often priced on a usage basis, related to servers and CPUs. Despite being one of the largest vendors of virtual desktop software that enables remote work from home, a bigger portion of its business is tied to computing in data centers where a drop in capital spending would be negative for future growth.

The near-term outlook is extremely uncertain. We expect to see heightened volatility as investors assess the length and severity of the coronavirus pandemic and the economic fallout from social distancing policies. Consumer confidence is shaken, and we expect the economy to struggle until a vaccine or drug treatment are widely available. The good news is that, given the number of businesses and governments working on this, a breakthrough could occur at any time.

In these turbulent times, we have not changed our investment philosophy or process. We are using the heightened volatility to look for new opportunities. Portfolio turnover has ticked up over the last couple of months, but we continue to take a long-term view when making new investments. We are also increasing our efforts to stress test the balance sheets and business models of portfolio holdings and prospective investments to make sure they can survive the current economic downturn. We will continue to invest in businesses with durable competitive advantages and superior growth outlooks, when they are selling at attractive valuations. We believe that a portfolio of these companies will continue to offer attractive risk adjusted returns. Thank you for your continued support.

BUFFALO SMALL CAP FUND

As is common in rapid, macro-driven declines such as the one experienced in March 2020, smaller company stocks declined more than mid and large caps, as market liquidity declined and investors sought the greater liquidity and relative safety of larger cap stocks. Small cap growth outperformed small cap value meaningfully during the fiscal year. Energy and Materials suffered the most in the Morningstar US Small Growth Index, as the Saudis and Russians engaged in a price war late in the fiscal year pressuring stocks tied to oil, and the economy slowed dramatically hurting cyclical stocks. The Health Care sector, which is not as economically sensitive but still witnessed pockets of weakness tied to reduced elective procedures during COVID 19, outperformed the broad market.

The Buffalo Small Cap Fund (BUFSX) declined by 7.33% during the fiscal year, but outperformed the Morningstar U.S. Small Growth Index, which declined by 16.07%. The outperformance was driven by stock selection in Health Care, Financials, and Technology which more than offset relative weakness in Consumer Discretionary and Consumer Staples. The Health Care performance is

(Unaudited)

notable as the Fund's investments were up 5.2% on average versus a decline of 7.6% for the index sector. The portfolio benefitted from an emphasis on companies that are commercial stage and not overly reliant on the capital markets for additional funding, as well as owning some stocks in companies that could benefit from the fight against COVID 19 like Teledoc, a leading telemedicine company, and Quidel, a diagnostic company that will produce assays for COVID 19. Outperformance in Financials was driven by our focus on high recurring revenue companies like Hamilton Lane, an asset management company focusing on private equity, and Palomar, a specialty insurance company. Technology outperformance was driven by broad positive contribution across software, semiconductors, and communications equipment.

Overall, eHealth was the best performing stock during the fiscal year. The company posted outstanding results in its seasonally-strong December and March quarters and had an excellent outlook for the rest of 2020. With Joe Biden getting the nod from the Democratic Party over Bernie Sanders, the risk to the stock of a single payer healthcare system has been greatly reduced. Medicare continues to have broad bipartisan support and may even enjoy greater access and coverage going forward. As a market leader in helping seniors select the best Medicare Advantage, Supplemental Medicare, and/or Part D plan, we believe eHealth has a favorable runway for additional growth.

Teladoc was also a meaningful contributor to the Fund's results this year. The market leader in telemedicine could not have had a more favorable setup than a pandemic and mandated global quarantine that has massively accelerated the use of telemedicine by both doctors and patients. The company is quickly ramping to fulfill demand and announced in mid-April that consultations have doubled since the first week of March 2020. This is clearly the tipping point the industry needed to go mainstream, and, as the leader in telehealth, Teladoc should continue to benefit disproportionately.

The biggest disappointment during the year was our investment in Everi Holdings, a producer of gaming equipment and financial technology products for casinos. During the March, 2020 quarter, Everi went from making new highs in its share price due to market share gains, record performances in its slot machine business, and a new product cycle coming in its financial technology business, to having its customers close their doors for an indefinite period due to the pandemic. While it had a majority of revenue from recurring sources like slot play and ATM transactions, it needs its customers to be operating in order to get that recurring revenue. Because the company is dependent on casino traffic and capital spending from an ailing casino industry, we exited the position late in the fiscal year.

This market period has obviously been extremely volatile and difficult to navigate, and we would like to offer some comments on how we have been managing the Fund during this time and how we have positioned the portfolio going forward. As we saw signs of the virus spreading rapidly outside of Wuhan, we began taking action by selling some investments that had been outperformers where valuation was getting full, and selling in some areas of Consumer and Energy. We also sold some positions in Health Care that were reliant on elective procedures or doctor visits that would likely get canceled and reduced exposure to advertising, as this usually gets cut quickly in weak economic periods. We then circled back to a few stocks we have been watching and waiting for a more attractive entry point, provided that the nature of their businesses would still thrive in such an odd economic period. For example, e-commerce, bankruptcy consulting, and telecom equipment companies should benefit while travel, live events, and oil service companies likely do not.

As always, during downturns, we also seek to take advantage of quality, mid cap companies whose share prices have fallen into our market cap range. This is especially true in the Consumer Discretionary sector where we know the companies have solid balance sheets and will be survivors in industries that are likely to see a lot of capacity leave the market, such as restaurants and retail. Furthermore, knowing that there will be very few companies that will not see negative estimate revisions, we have looked to take advantage of lower share prices by buying more of those companies we already own that should continue to benefit from the same long-term trends they experienced before the pandemic. While their relative importance in the world may have decreased in the short term, as everyone focuses on their basic needs and adjusts to a weaker economy, the underlying trends remain, and we as a nation will eventually adjust to our new realities.

As during most periods of high volatility and a rapid change in economic growth, portfolio turnover increased in the latter part of the fiscal year. While the average cash balance was a little higher at times in the final quarter of the fiscal year, the Fund ended the annual period

(Unaudited)

practically fully-invested with less than a 2% weighting in cash. Overall, the portfolio's cyclical weighting is below average, as it has been for some time, and this is something we will be watching closely in the quarters ahead, as the economy eventually improves. While the market has been enjoying a nice bounce since the lows in mid-March, it is tough to say whether we will revisit the lows, as is typical, or retain the gains off the bottom. Clearly, the markets will have to endure some very terrible economic numbers for at least the next two quarters, and most companies have very little visibility into forward business trends. There is also significant uncertainty related to the spread and recovery rates for COVID-19 and potential treatments or vaccines for the virus. We expect evolving data on this will drive significant volatility in our small cap investments in coming months. So far, in mid-April, the market is digesting withdrawn guidance fairly well and some hard-hit areas like consumer are seeing dramatic moves off the bottom, if companies can at least show that they are not in danger of going bankrupt. At some point, the market will want more than that for share prices to move higher, but it is hard to see when that period is and where share prices will be at that time.

So far, the Fed and the Treasury Department have done a good job of providing liquidity to markets and cash strapped consumers and businesses, but there are still a few areas like mortgage issuance and rent payment by restaurants and retailers where issues remain. The one fact we take solace in is that small cap usually outperforms as we head out of bear markets and recessions. In fact, small cap has outperformed large cap coming out of nine out of the last ten recessions, and we do not feel this time will be any different. We continue to manage the portfolio the same as we always have — bottom up, investing one name at a time based on the fundamental merits and valuation parameters of each company. Our time-tested process of investing in premier companies, which could benefit from long-term trends and trade at attractive valuations, remains the cornerstone of our work, and we appreciate your continued confidence in our efforts.

Sincerely,

John C. Kornitzer

President, KCM

(Unaudited)

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%) Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. A Spread is the difference between the bid and the ask price of a security.

Spread to worst is the difference between the yield to worst of a bond and the yield to worst of a U.S. Treasury security with similar duration.

The London Interbank offered Rate (LIBOR) is a benchmark interest rate at which major global banks lead to one another in the international interbank market for short-term loans.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of March 31, 2020

			Average Annual
	Gross Expense Ratio***	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception[2]
Buffalo Discovery Fund — Investor Class (inception date 4/16/01)	1.01%	-14.38%	-9.64%	5.60%	11.13%	8.27%	N/A
Buffalo Discovery Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	-14.29%	-9.48%	5.77%	11.30%	N/A	-15.55%
Morningstar US Mid Growth Index	N/A	-10.11%	-6.73%	6.22%	11.10%	7.19%	-13.62%
Lipper Multi-Cap Growth Funds Index	N/A	-7.94%	-4.45%	7.16%	10.98%	6.31%	-9.85%
Buffalo Dividend Focus Fund — Investor Class (inception date 12/03/12)	0.94%	-14.07%	-8.32%	4.64%	N/A	9.29%	N/A
Buffalo Dividend Focus Fund — Institutional Class (inception date 7/1/19)[1]	0.79%	-14.04%	-8.17%	4.79%	N/A	N/A	-12.34%
Morningstar US Large-Mid Cap Index	N/A	-12.52%	-7.35%	6.35%	N/A	10.78%	-11.88%
S&P 500 Index	N/A	-12.31%	-6.98%	6.73%	N/A	10.90%	-11.50%
Lipper Equity Income Funds Index	N/A	-18.11%	-12.85%	3.23%	N/A	7.48%	-16.48%
Buffalo Emerging Opportunities Fund — Investor Class (inception date 5/21/04)	1.49%	-15.92%	-14.38%	3.48%	10.80%	7.00%	N/A
Buffalo Emerging Opportunities Fund — Institutional Class (inception date 7/1/19)[1]	1.34%	-15.91%	-14.28%	3.63%	10.96%	N/A	-20.25%
Morningstar US Small Growth Index	N/A	-14.29%	-16.07%	3.71%	9.79%	7.70%	-18.48%
Lipper Small-Cap Growth Funds Index	N/A	-17.61%	-16.72%	3.73%	9.10%	7.13%	-21.21%
Buffalo Flexible Income Fund — Investor Class (inception date 8/12/94)	1.00%	-20.81%	-19.63%	0.22%	4.89%	6.02%	N/A
Buffalo Flexible Income Fund — Institutional Class (inception date 7/1/19)[1]	0.85%	-20.74%	-19.51%	0.37%	5.05%	N/A	-20.20%
60% Morningstar US Large Cap Index/ 40% ICE BofAML US High Yield Master II Index	N/A	-10.26%	-5.48%	5.69%	8.79%	8.25%	-9.35%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% Bank of America Merrill Lynch U.S. High Yield Master II Index) (reflects no deduction for fees, expenses or taxes)	N/A	-11.66%	-7.03%	5.19%	8.60%	8.33%	-10.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	-9.20%	-5.43%	2.74%	5.55%	6.33%	-8.62%
Buffalo Growth Fund — Investor Class (inception date 5/19/95)	0.91%	-9.83%	-3.90%	7.20%	10.82%	9.72%	N/A
Buffalo Growth Fund — Institutional Class (inception date 7/1/19)[1]	0.76%	-9.79%	-3.79%	7.35%	10.98%	N/A	-10.92%
Morningstar US Growth Index*	N/A	-2.54%	1.45%	9.97%	12.96%	N/A	-4.40%
Lipper Large Cap Growth Funds Index	N/A	-4.62%	-0.55%	9.26%	11.57%	7.95%	-5.87%

(Unaudited)

			Average Annual
	Gross Expense Ratio***	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception[2]
Buffalo High Yield Fund — Investor Class (inception date 5/19/95)	1.00%	-9.98%	-6.67%	1.47%	4.29%	6.35%	N/A
Buffalo High Yield Fund — Institutional Class (inception date 7/1/19)[1]	0.85%	-10.00%	-6.62%	1.60%	4.44%	N/A	-8.94%
ICE BofAML US High Yield Master II Index	N/A	-10.86%	-7.45%	2.67%	5.50%	6.84%	-9.93%
Lipper High Yield Bond Funds Index	N/A	-11.91%	-8.47%	1.68%	4.80%	6.55%	-11.17%
Buffalo International Fund — Investor Class (inception date 9/28/07)	1.04%	-12.02%	-7.67%	3.57%	5.27%	3.18%	N/A
Buffalo International Fund — Institutional Class (inception date 7/1/19)[1]	0.89%	-12.01%	-7.57%	3.72%	5.43%	N/A	-13.95%
Morningstar Global Markets ex-US Index	N/A	-17.03%	-16.12%	-0.19%	2.52%	0.16%	-18.80%
Lipper International Funds Index	N/A	-16.35%	-14.49%	-0.54%	2.85%	0.15%	-17.84%
Buffalo Large Cap Fund — Investor Class (inception date 5/19/95)	0.93%	-8.70%	-3.40%	8.03%	10.81%	9.13%	N/A
Buffalo Large Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.78%	-8.66%	-3.27%	8.19%	10.98%	N/A	-8.55%
Morningstar US Large Growth Index**	N/A	-2.54%	2.29%	10.81%	13.32%	N/A	-3.53%
Lipper Large-Cap Growth Funds Index	N/A	-4.62%	-0.55%	9.26%	11.57%	7.95%	-5.87%
Buffalo Mid Cap Fund — Investor Class (inception date 12/17/01)	1.00%	-10.41%	-2.89%	3.90%	8.01%	7.40%	N/A
Buffalo Mid Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.85%	-10.41%	-2.78%	4.04%	8.16%	N/A	-9.72%
Morningstar US Mid Growth Index	N/A	-10.11%	-6.73%	6.22%	11.10%	7.79%	-13.62%
Lipper Mid-Cap Growth Funds Index	N/A	-13.73%	-9.59%	5.48%	9.79%	7.29%	-15.70%
Buffalo Small Cap Fund — Investor Class (inception date 4/14/98)	1.00%	-9.51%	-7.33%	5.72%	8.32%	10.64%	N/A
Buffalo Small Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.85%	-9.50%	-7.22%	5.87%	8.48%	N/A	-13.24%
Morningstar US Small Growth Index	N/A	-14.29%	-16.07%	3.71%	9.79%	5.05%	-18.48%
Lipper Small-Cap Growth Funds Index	N/A	-17.61%	-16.72%	3.73%	9.10%	5.85%	-21.21%

1  The Institutional Class commenced operations on 7/1/2019. Performance for periods prior to 7/1/2019 is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class.

2  Not annualized.

*  The inception date of the Morningstar US Growth Index is July 3, 2002. The annualized return since inception as of March 31, 2020 is 6.35%

**  The inception date of the Morningstar US Large Growth Index is July 3, 2002. The annualized return since inception as of March 31, 2020 is 5.82%

***  As reported in the Funds' Prospectus dated July 1, 2019. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 100.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

(Unaudited)

The Morningstar US Mid Growth Index has replaced the Russell Midcap® Growth Index as the Buffalo Discovery Fund's primary benchmark. The Morningstar US Large-Mid Cap Index has replaced the S&P 500® Index as the Buffalo Dividend Focus Fund's primary benchmark. The Morningstar US Small Growth Index has replaced the Russell 2000® Growth Index as the Buffalo Emerging Opportunities Fund's primary benchmark. The Morningstar Moderately Aggressive Target Risk Index has replaced the 60% Morningstar US Large Cap Index/40% ICE BofAML US High Yield Index as the Buffalo Flexible Income Fund's primary benchmark. The Morningstar US Growth Index has replaced the Russell 1000® Growth Index as the Buffalo Growth Fund's primary benchmark. The Morningstar Global Markets ex-US Index has replaced the Russell Global (ex-US)® Index as the Buffalo International Fund's primary benchmark. The Morningstar US Large Growth Index has replaced the Russell 1000® Growth Index as the Buffalo Large Cap Fund's primary benchmark.

The Morningstar US Mid Growth Index has replaced the Russell Midcap® Growth Index as the Buffalo Mid Cap Fund's primary benchmark. The Morningstar US Small Growth Index has replaced the Russell 2000® Growth Index as the Buffalo Small Cap Fund's primary benchmark. The Advisor believes that each of the new indices is more appropriate given each Fund's holdings.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Morningstar US Mid Growth Index measures the performance of US mid-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The Morningstar US Large-Mid Cap Index measures the performance of the US equity market targeting the top 90% of stocks by market capitalization. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Morningstar US Small Growth Index measures the performance of US small-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flows and sales. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Morningstar US Large Cap Index measures the performance of the US equity market targeting the top 70% of stocks by market capitalization. The ICE BofAML US High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Morningstar US Growth Index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Large Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Morningstar Global Market ex-US Index is designed to provide exposure to the top 97% market capitalization in each of two market segments, developed markets, excluding the United States, and emerging markets. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Morningstar US Large Growth Index measures the performance of US large-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Mid-Cap Growth Funds Index is an

(Unaudited)

unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Morningstar Moderately Aggressive Target Risk Index is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

INVESTMENT RESULTS (UNAUDITED) Continued

Growth of $10,000 Investment — Investor Class

BUFFALO DISCOVERY FUND

BUFFALO DIVIDEND FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO GROWTH FUND

BUFFALO HIGH YIELD FUND

BUFFALO INTERNATIONAL FUND

Growth of $10,000 Investment

(Unaudited)

BUFFALO FLEXIBLE INCOME FUND

BUFFALO MID CAP FUND

BUFFALO LARGE CAP FUND

BUFFALO SMALL CAP FUND

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees, shareholder servicing fees (Investor Class only) and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 – March 31, 2020).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$856.20	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$857.10	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$859.30	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Institutional Class
Actual	$1,000.00	$859.60	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$840.80	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.52
Institutional Class
Actual	$1,000.00	$840.90	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$791.90	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$792.60	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$901.70	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65
Institutional Class
Actual	$1,000.00	$902.10	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO HIGH YIELD FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$900.20	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15
Institutional Class
Actual	$1,000.00	$900.00	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$879.80	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20
Institutional Class
Actual	$1,000.00	$879.90	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$913.00	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75
Institutional Class
Actual	$1,000.00	$913.40	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$895.90	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15
Institutional Class
Actual	$1,000.00	$895.90	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

(Unaudited)

BUFFALO SMALL CAP FUND	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period October 1, 2019 - March 31, 2020*
Investor Class
Actual	$1,000.00	$904.90	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10
Institutional Class
Actual	$1,000.00	$905.00	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 to project a one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS
(UNAUDITED)

Percentages represent market value as a percentage of investments as of March 31, 2020.

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

Percentages represent market value as a percentage of investments as of March 31, 2020.

(Unaudited)

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		89.79%
Communication Services		2.81%
	Entertainment	2.81%
248,221	Activision Blizzard, Inc.	14,764,185
192,501	Take-Two Interactive Software, Inc.(a)	22,832,544
Total Communication Services (Cost $35,972,393)		37,596,729
Consumer Discretionary		6.80%
	Diversified Consumer Services	0.94%
465,120	ServiceMaster Global Holdings, Inc.(a)	12,558,240
	Hotels, Restaurants & Leisure	2.47%
16,065	Chipotle Mexican Grill, Inc.(a)	10,512,936
31,365	Domino's Pizza, Inc.	10,164,456
72,915	Marriott International, Inc. — Class A	5,454,771
216,726	Royal Caribbean Cruises Ltd(b)	6,972,075
		33,104,238
	Household Durables	1.03%
184,355	Garmin Ltd.(b)	13,819,251
	Internet & Direct Marketing Retail	1.41%
220,450	Chewy, Inc.(a)	8,264,671
275,521	Etsy, Inc.(a)	10,591,027
		18,855,698
	Specialty Retail	0.95%
235,759	CarMax, Inc.(a)	12,690,907
Total Consumer Discretionary (Cost $98,392,467)		91,028,334
Consumer Staples		3.11%
	Food Products	1.17%
118,203	The Hershey Company	15,661,898
	Household Products	1.23%
256,333	Church & Dwight Co, Inc.	16,451,452
	Personal Products	0.71%
59,922	The Estee Lauder Companies Inc. — Class A	9,547,971
Total Consumer Staples (Cost $45,530,315)		41,661,321

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Financials		10.43%
	Capital Markets	7.97%
182,996	Cboe Global Markets, Inc.	16,332,393
238,807	Intercontinental Exchange, Inc.	19,283,665
83,526	Moody's Corp.	17,665,749
72,575	MSCI, Inc.	20,971,272
170,254	Nasdaq, Inc.	16,165,618
387,652	Tradeweb Markets, Inc.	16,296,890
		106,715,587
	Diversified Financial Services	1.68%
155,608	Global Payments Inc.	22,443,342
	Insurance	0.78%
73,910	eHealth, Inc.(a)	10,408,006
Total Financials (Cost $121,133,324)		139,566,935
Health Care		18.82%
	Aerospace & Defense	1.18%
53,591	Teleflex, Inc.	15,694,660
	Biotechnology	1.10%
201,193	Incyte Corp.(a)	14,733,364
	Health Care Equipment & Supplies	8.00%
101,226	Align Technology, Inc.(a)	17,608,263
88,114	The Cooper Companies, Inc.	24,290,386
63,076	DexCom, Inc.(a)	16,984,475
79,820	Edwards Lifesciences Corp.(a)	15,055,648
24,237	IDEXX Laboratories, Inc.(a)	5,871,171
56,260	Insulet Corporation(a)	9,321,157
127,890	STERIS PLC(b)	17,900,763
		107,031,863
	Health Care Providers & Services	0.83%
88,067	Laboratory Corporation of America Holdings(a)	11,130,788
	Health Care Technology	1.10%
94,036	Veeva Systems, Inc.(a)	14,704,409

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Life Sciences Tools & Services	6.61%
239,458	Agilent Technologies, Inc.	17,149,982
49,430	Bio-Rad Laboratories, Inc.(a)	17,328,181
110,607	Bio-Techne Corp.	20,973,299
70,227	Illumina, Inc.(a)	19,180,398
165,650	PRA Health Sciences, Inc.(a)	13,755,576
		88,387,436
Total Health Care (Cost $246,595,621)		251,682,520
Industrials		19.25%
	Aerospace & Defense	1.82%
86,690	Hexcel Corp.	3,224,001
77,285	L3Harris Technologies, Inc.	13,920,574
24,154	Teledyne Technologies, Inc.(a)	7,180,260
		24,324,835
	Building Products	0.31%
50,661	Trex Co., Inc.(a)	4,059,972
	Commercial Services & Supplies	3.21%
207,144	Copart, Inc.(a)	14,193,507
449,356	IAA Inc.(a)	13,462,706
203,501	Republic Services, Inc.	15,274,785
		42,930,998
	Electrical Equipment	3.29%
203,440	AMETEK, Inc.	14,651,749
171,117	Generac Holdings, Inc.(a)	15,942,971
88,862	Rockwell Automation, Inc.	13,410,164
		44,004,884
	Machinery	1.34%
275,841	Xylem, Inc.	17,965,524
	Professional Services	6.59%
37,957	CoStar Group, Inc.(a)	22,288,730
80,338	Equifax, Inc.	9,596,374
356,495	IHS Markit Ltd.(b)	21,389,700
230,664	TransUnion	15,265,344
140,724	Verisk Analytics, Inc.	19,614,111
		88,154,259

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Road & Rail	1.49%
156,890	Kansas City Southern	19,953,270
	Trading Companies & Distributors	1.20%
514,055	Fastenal Co.	16,064,219
Total Industrials (Cost $234,143,999)		257,457,961
Information Technology		26.96%
	Communications Equipment	1.00%
334,672	Ciena Corp.(a)	13,323,292
	Electronic Equipment, Instruments & Components	3.34%
213,930	Keysight Technologies, Inc.(a)	17,901,662
73,085	Littelfuse, Inc.	9,751,001
409,653	National Instruments Corp.	13,551,321
111,156	Trimble, Inc.(a)	3,538,096
		44,742,080
	IT Services	6.88%
203,017	Akamai Technologies, Inc.(a)	18,574,025
53,104	Broadridge Financial Solutions, Inc.	5,035,852
87,431	EPAM Systems, Inc.(a)	16,232,440
147,337	Fiserv, Inc.(a)	13,995,542
24,130	FleetCor Technologies, Inc.(a)	4,501,210
98,661	Square, Inc.(a)	5,167,863
129,655	Twilio Inc. — Class A(a)	11,602,826
94,008	VeriSign, Inc.(a)	16,929,901
		92,039,659
	Semiconductors & Semiconductor Equipment	3.45%
150,608	Analog Devices, Inc.	13,502,007
35,717	Lam Research Corporation	8,572,080
282,775	Marvell Technology Group Ltd.(b)	6,399,198
193,851	Micron Technology, Inc.(a)	8,153,373
56,830	Monolithic Power Systems, Inc.	9,516,752
		46,143,410

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	12.29%
436,880	8x8, Inc.(a)	6,055,157
132,575	ACI Worldwide, Inc.(a)	3,201,686
168,368	Aspen Technology, Inc.(a)	16,006,746
166,263	Guidewire Software, Inc.(a)	13,186,318
15,645	Paycom Software, Inc.(a)	3,160,446
73,568	Proofpoint, Inc.(a)	7,547,341
238,004	RealPage, Inc.(a)	12,597,552
92,312	RingCentral, Inc.(a)	19,561,836
68,603	ServiceNow, Inc.(a)	19,660,248
128,968	Splunk, Inc.(a)	16,279,631
126,930	Synopsys, Inc.(a)	16,347,315
46,213	Tyler Technologies, Inc.(a)	13,704,927
140,630	VMware, Inc. — Class A(a)	17,030,293
		164,339,496
Total Information Technology (Cost $346,774,073)		360,587,937
Materials		1.61%
	Chemicals	0.51%
43,548	Ecolab Inc.	6,786,085
	Construction Materials	1.10%
78,028	Martin Marietta Materials, Inc.	14,765,238
Total Materials (Cost $29,963,052)		21,551,323
Total Common Stocks (Cost $1,158,505,244)		1,201,133,060
REITs		4.16%
Real Estate		4.16%
	Equity Real Estate Investment Trusts (REITs)	4.16%
103,403	Crown Castle International Corp.	14,931,393
33,068	Equinix Inc.	20,653,281
74,227	SBA Communications Corp.	20,039,063
Total Real Estate (Cost $38,882,604)		55,623,737
Total REITs (Cost $38,882,604)		55,623,737

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		4.96%
Investment Company		4.96%
66,350,695	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(c)	66,350,695
Total Investment Company		66,350,695
Total Short Term Investments (Cost $66,350,695)		66,350,695
Total Investments (Cost $1,263,801,043)		98.91 1,323,107,492%
Other Assets in Excess of Liabilities		1.09 14,559,616%
Total Net Assets		100.00 1,337,667,108%

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $66,480,988 (4.97% of net assets) at March 31, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		77.82%
Communication Services		7.46%
	Diversified Telecommunication Services	0.88%
10,625	Verizon Communications, Inc.	570,881
	Entertainment	2.29%
10,750	Activision Blizzard, Inc.	639,410
8,705	The Walt Disney Co.	840,903
		1,480,313
	Interactive Media & Services	3.10%
630	Alphabet, Inc. — Class A(a)	732,029
650	Alphabet, Inc. — Class C(a)	755,826
3,100	Facebook, Inc. — Class A(a)	517,080
		2,004,935
	Media	1.19%
22,500	Comcast Corp. — Class A	773,550
Total Communication Services (Cost $3,383,757)		4,829,679
Consumer Discretionary		4.89%
	Hotels, Restaurants & Leisure	2.01%
6,775	Cedar Fair, L.P.	124,253
5,000	Las Vegas Sands Corp	212,350
9,500	Starbucks Corp.	624,530
2,300	Vail Resorts, Inc.	339,733
		1,300,866
	Internet & Direct Marketing Retail	1.66%
550	Amazon.com, Inc.(a)	1,072,346
	Specialty Retail	1.22%
4,225	The Home Depot, Inc.	788,850
Total Consumer Discretionary (Cost $2,329,751)		3,162,062
Consumer Staples		3.99%
	Beverages	1.03%
5,550	PepsiCo, Inc.	666,555
	Food & Staples Retailing	0.61%
3,450	Walmart, Inc.	391,989

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Food Products	0.92%
10,300	Tyson Foods, Inc.	596,061
	Household Products	1.43%
4,450	Colgate-Palmolive Co.	295,302
5,725	The Procter & Gamble Co.	629,750
		925,052
Total Consumer Staples (Cost $2,047,029)		2,579,657
Energy		3.64%
	Oil, Gas & Consumable Fuels	3.64%
81,240	Energy Transfer Equity, L.P.	373,704
46,650	Enterprise Products Partners L.P.	667,095
17,200	Enviva Partners LP	459,584
9,875	Hess Corp.	328,838
9,526	Marathon Petroleum Corp.	225,004
45,000	Viper Energy Partners LP	298,350
Total Energy (Cost $4,393,110)		2,352,575
Financials		13.34%
	Banks	5.33%
46,100	Bank of America Corp.	978,703
8,550	Citigroup, Inc.	360,126
8,500	Citizens Financial Group, Inc.	159,885
11,000	JPMorgan Chase & Co.	990,330
31,000	Truist Financial Corp.	956,040
		3,445,084
	Capital Markets	3.77%
1,100	BlackRock, Inc.	483,967
4,025	CME Group, Inc.	695,963
5,150	S&P Global, Inc.	1,262,008
		2,441,938
	Diversified Financial Services	2.78%
4,400	Berkshire Hathaway Inc. — Class B(a)	804,452
27,000	Compass Diversified Holdings	361,800
4,400	Global Payments Inc.	634,612
		1,800,864

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Insurance	1.46%
11,575	Arthur J. Gallagher & Co.	943,478
Total Financials (Cost $6,570,676)		8,631,364
Health Care		13.97%
	Biotechnology	1.25%
4,000	Amgen Inc.	810,920
	Health Care Equipment & Supplies	3.42%
11,600	Baxter International, Inc.	941,804
7,400	Medtronic, PLC(b)	667,332
6,000	Zimmer Biomet Holdings, Inc.	606,480
		2,215,616
	Health Care Providers & Services	5.79%
3,375	Anthem, Inc.	766,260
15,300	CVS Health Corp.	907,749
7,500	HCA Healthcare, Inc.	673,875
5,600	UnitedHealth Group, Inc.	1,396,528
		3,744,412
	Pharmaceuticals	3.51%
3,150	Eli Lilly & Co.	436,968
8,225	Johnson & Johnson	1,078,544
9,800	Merck & Co., Inc.	754,012
		2,269,524
Total Health Care (Cost $8,038,000)		9,040,472
Industrials		6.25%
	Aerospace & Defense	1.31%
3,025	The Boeing Co.	451,148
4,200	United Technologies Corp.	396,186
		847,334
	Airlines	0.67%
15,300	Delta Air Lines, Inc.	436,509
	Commercial Services & Supplies	0.75%
2,800	Cintas Corp.	485,016
	Electrical Equipment	0.28%
2,500	AMETEK, Inc.	180,050

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Industrial Conglomerates	0.71%
3,450	Honeywell International, Inc.	461,576
	Machinery	0.79%
3,950	Parker-Hannifin Corp.	512,434
	Professional Services	1.24%
3,200	Equifax, Inc.	382,240
7,000	IHS Markit Ltd.(b)	420,000
		802,240
	Trading Companies & Distributors	0.50%
10,300	Fastenal Co.	321,875
Total Industrials (Cost $4,571,501)		4,047,034
Information Technology		17.43%
	Communications Equipment	1.08%
17,750	Cisco Systems, Inc.	697,752
	IT Services	4.71%
4,000	MasterCard, Inc. — Class A	966,240
12,925	Visa Inc. — Class A	2,082,476
		3,048,716
	Semiconductors & Semiconductor Equipment	2.39%
11,750	Intel Corp.	635,910
9,075	QUALCOMM, Inc.	613,924
2,950	Texas Instruments, Inc.	294,793
		1,544,627
	Software	5.63%
20,950	Microsoft Corp.	3,304,025
7,700	SS&C Technologies Holdings, Inc.	337,414
		3,641,439
	Technology Hardware, Storage & Peripherals	3.62%
9,220	Apple Inc.	2,344,554
Total Information Technology (Cost $5,407,403)		11,277,088
Materials		1.26%
	Construction Materials	0.44%
1,500	Martin Marietta Materials, Inc.	283,845

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Containers & Packaging	0.82%
43,700	Graphic Packaging Holding Co.	533,140
Total Materials (Cost $1,045,888)		816,985
Utilities		5.59%
	Electric Utilities	4.53%
15,700	American Electric Power Co., Inc.	1,255,686
30,550	Edison International	1,673,834
		2,929,520
	Multi-Utilities	1.06%
6,100	Sempra Energy	689,239
Total Utilities (Cost $3,582,309)		3,618,759
Total Common Stocks (Cost $41,369,424)		50,355,675
REITs		4.99%
Real Estate		4.99%
	Equity Real Estate Investment Trusts (REITs)	4.99%
3,200	American Tower Corp.	696,800
14,006	Community Healthcare Trust, Inc.	536,150
10,000	CyrusOne, Inc.	617,500
5,000	Digital Realty Trust, Inc.	694,550
1,100	Equinix Inc.	687,027
Total Real Estate (Cost $2,505,544)		3,232,027
Total REITs (Cost $2,505,544)		3,232,027
Convertible Preferred Stocks		0.64%
Health Care		0.64%
	Pharmaceuticals	0.64%
10,000	Elanco Animal Health, Inc.(a)	411,400
Total Health Care (Cost $507,406)		411,400
Total Convertible Preferred Stocks (Cost $507,406)		411,400

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Preferred Stocks		0.40%
Financials		0.40%
	Diversified Financial Services	0.40%
15,000	Compass Diversified Holdings	256,050
Total Financials (Cost $379,031)		256,050
Total Preferred Stocks (Cost $379,031)		256,050
Convertible Bonds		13.50%
Communication Services		1.54%
	Diversified Telecommunication Services	0.75%
	Bandwidth, Inc.
500,000	0.250%, 03/01/2026(c)	484,516
	Entertainment	0.79%
	Zynga, Inc.
500,000	0.250%, 06/01/2024(c)	514,015
Total Communication Services (Cost $1,011,041)		998,531
Health Care		6.17%
	Biotechnology	4.12%
	Apellis Pharmaceuticals, Inc.
300,000	3.500%, 09/15/2026(c)	307,801
	BioMarin Pharmaceutical, Inc.
800,000	0.599%, 08/01/2024	840,346
	Exact Sciences Corp.
100,000	0.375%, 03/15/2027	84,522
1,000,000	0.375%, 03/01/2028	789,554
	PTC Therapeutics, Inc.
600,000	1.500%, 09/15/2026(c)	646,034
		2,668,257
	Pharmaceuticals	2.05%
	Collegium Pharmaceutical, Inc.
500,000	2.625%, 02/15/2026	457,764
	Horizon Pharma Investment Ltd.
750,000	2.500%, 03/15/2022(b)	866,250
		1,324,014
Total Health Care (Cost $4,120,301)		3,992,271

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		5.79%
	Communications Equipment	1.58%
	Lumentum Holdings, Inc.
1,000,000	0.500%, 12/15/2026(c)	1,020,000
	IT Services	0.88%
	Cardtronics plc
600,000	1.000%, 12/01/2020(b)	573,272
	Software	3.33%
	8x8, Inc.
1,000,000	0.500%, 02/01/2024	876,011
	Guidewire Software, Inc.
500,000	1.250%, 03/15/2025	484,242
	Nuance Communications, Inc.
750,000	1.500%, 11/01/2035	794,100
		2,154,353
Total Information Technology (Cost $3,855,675)		3,747,625
Total Convertible Bonds (Cost $8,987,017)		8,738,427
Short Term Investments		2.95%
Investment Company		2.95%
1,911,050	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(d)	1,911,050
Total Investment Company		1,911,050
Total Short Term Investments (Cost $1,911,050)		1,911,050
Total Investments (Cost $55,659,472)		100.30 64,904,629%
Liabilities in Excess of Other Assets		(0.30 (197,053))%
Total Net Assets		100.00 64,707,576%

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

(a)  Non Income Producing

(b)  Foreign Issued Security. The total value of these securities amounted to $2,526,854 (3.91% of net assets) at March 31, 2020.

(c)  Restricted security deemed liquid. The total value of restricted securities is $2,972,366 (4.59% of net assets) at March 31, 2020.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		83.62%
Communication Services		3.32%
	Interactive Media & Services	1.39%
23,900	EverQuote, Inc.(a)	627,375
197,000	Trivago N.V. — ADR(a) (b)	287,620
		914,995
	Media	1.93%
13,000	Cardlytics, Inc.(a)	454,480
42,800	Liberty Media Corp-Liberty Braves(a)	815,768
		1,270,248
Total Communication Services (Cost $2,389,513)		2,185,243
Consumer Discretionary		7.96%
	Auto Components	1.23%
64,100	Motorcar Parts of America, Inc.(a)	806,378
	Hotels, Restaurants & Leisure	1.77%
125,000	Accel Entertainment, Inc.(a)	937,500
67,100	Del Taco Restaurants, Inc.(a)	230,153
		1,167,653
	Household Durables	2.40%
13,000	LGI Homes, Inc.(a)	586,950
90,000	Lovesac Co/The(a)	524,700
12,100	Universal Electronics, Inc.(a)	464,277
		1,575,927
	Internet & Direct Marketing Retail	1.69%
34,500	Shutterstock, Inc.	1,109,520
	Leisure Products	0.87%
20,000	Malibu Boats, Inc. — Class A(a)	575,800
Total Consumer Discretionary (Cost $8,898,962)		5,235,278
Consumer Staples		2.01%
	Beverages	2.01%
49,000	MGP Ingredients, Inc.	1,317,610
Total Consumer Staples (Cost $2,160,133)		1,317,610

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Financials		6.74%
	Capital Markets	2.60%
30,885	Hamilton Lane Inc. — Class A	1,708,250
	Diversified Financial Services	1.61%
79,300	Compass Diversified Holdings	1,062,620
	Insurance	2.53%
15,900	Kinsale Capital Group, Inc.	1,662,027
Total Financials (Cost $1,835,991)		4,432,897
Health Care		17.51%
	Biotechnology	1.09%
17,400	Deciphera Pharmaceuticals, Inc.(a)	716,358
	Health Care Equipment & Supplies	6.07%
64,300	Establishment Labs Holdings, Inc.(a) (b)	929,135
26,590	OrthoPediatrics Corp.(a)	1,054,028
113,400	Oxford Immunotec Global PLC(a) (b)	1,050,084
153,600	Sientra, Inc.(a)	305,664
20,075	STAAR Surgical Co.(a)	647,619
		3,986,530
	Health Care Providers & Services	2.75%
12,900	LHC Group, Inc.(a)	1,808,580
	Health Care Technology	5.18%
50,000	HealthStream, Inc.(a)	1,197,500
17,985	Inspire Medical Systems, Inc.(a)	1,084,136
17,100	Omnicell, Inc.(a)	1,121,418
		3,403,054
	Pharmaceuticals	2.42%
89,900	Optinose, Inc.(a)	403,651
51,100	Urovant Sciences Ltd.(a) (b)	471,142
65,651	Verrica Pharmaceuticals, Inc.(a)	717,565
		1,592,358
Total Health Care (Cost $10,675,158)		11,506,880

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Industrials		19.02%
	Aerospace & Defense	1.42%
67,400	Kratos Defense & Security Solutions, Inc.(a)	932,816
	Air Freight & Logistics	2.26%
81,400	Air Transport Services Group, Inc.(a)	1,487,992
	Building Products	4.15%
44,400	Advanced Drainage Systems, Inc.	1,307,136
27,500	Apogee Enterprises, Inc.	572,550
30,000	Patrick Industries, Inc.	844,800
		2,724,486
	Construction & Engineering	1.19%
19,000	NV5 Global, Inc.(a)	784,510
	Machinery	3.26%
47,500	Federal Signal Corporation	1,295,800
34,000	Kornit Digital Ltd.(a) (b)	846,260
		2,142,060
	Professional Services	3.30%
16,600	ICF International, Inc.	1,140,420
48,100	Willdan Group, Inc.(a)	1,027,897
		2,168,317
	Trading Companies & Distributors	3.44%
60,200	Foundation Building Materials, Inc.(a)	619,458
14,500	SiteOne Landscape Supply, Inc.(a)	1,067,490
53,710	Univar Inc.(a)	575,771
		2,262,719
Total Industrials (Cost $14,615,002)		12,502,900
Information Technology		27.06%
	Electronic Equipment, Instruments & Components	0.64%
40,000	nLight, Inc.(a)	419,600
	Internet Software & Services	1.89%
54,000	NIC, Inc.	1,242,000
The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	IT Services	4.69%
80,100	i3 Verticals, Inc. — Class A(a)	1,529,109
129,600	Paysign, Inc.(a)	668,736
31,100	Virtusa Corp.(a)	883,240
		3,081,085
	Semiconductors & Semiconductor Equipment	0.80%
45,000	MaxLinear, Inc.(a)	525,150
	Software	19.04%
188,000	8x8, Inc.(a)	2,605,680
123,200	Cerence, Inc.(a)	1,897,280
14,100	CyberArk Software Ltd.(a) (b)	1,206,396
22,005	Envestnet, Inc.(a)	1,183,429
13,400	Five9, Inc.(a)	1,024,564
43,900	Materialise NV — ADR(a) (b)	815,223
56,720	Mimecast Ltd.(a) (b)	2,002,216
21,300	Varonis Systems, Inc.(a)	1,356,171
42,000	Yext, Inc.(a)	427,980
		12,518,939
Total Information Technology (Cost $14,312,021)		17,786,774
Total Common Stocks (Cost $54,886,780)		54,967,582
REITs		2.60%
Real Estate		2.60%
	Equity Real Estate Investment Trusts (REITs)	2.60%
44,600	Community Healthcare Trust, Inc.	1,707,288
Total Real Estate (Cost $971,976)		1,707,288
Total REITs (Cost $971,976)		1,707,288

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		14.82%
Investment Companies		14.82%
6,685,298	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.190%(c)	6,685,298
3,056,337	The STIT-Treasury Portfolio — 0.118%(c)	3,056,337
Total Investment Companies		9,741,635
Total Short Term Investments (Cost $9,741,635)		9,741,635
Total Investments (Cost $65,600,391)		101.04 66,416,505%
Liabilities in Excess of Other Assets		(1.04 (681,554))%
Total Net Assets		100.00 65,734,951%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $7,608,076 (11.57% of net assets) at March 31, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		91.97%
Communication Services		6.54%
	Diversified Telecommunication Services	5.27%
312,500	AT&T, Inc.	9,109,375
230,000	Verizon Communications, Inc.	12,357,900
		21,467,275
	Entertainment	1.27%
430,000	Lions Gate Entertainment Corp. — Class A(b)	2,614,400
454,000	Lions Gate Entertainment Corp. — Class B(b)	2,533,320
		5,147,720
Total Communication Services (Cost $44,269,478)		26,614,995
Consumer Staples		22.45%
	Beverages	5.11%
185,000	The Coca Cola Co.	8,186,250
50,000	Keurig Dr Pepper, Inc.	1,213,500
95,000	PepsiCo, Inc.	11,409,500
		20,809,250
	Food & Staples Retailing	4.20%
44,000	Costco Wholesale Corp.	12,545,720
100,000	Sysco Corp.	4,563,000
		17,108,720
	Food Products	3.50%
180,000	B&G Foods, Inc.	3,256,200
150,000	General Mills, Inc.	7,915,500
51,500	Kellogg Co.	3,089,485
		14,261,185
	Household Products	9.64%
82,000	The Clorox Co.(c)	14,206,500
25,000	Colgate-Palmolive Co.	1,659,000
71,200	Kimberly-Clark Corp.	9,104,344
130,000	The Procter & Gamble Co.(c)	14,300,000
		39,269,844
Total Consumer Staples (Cost $48,884,374)		91,448,999

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Energy		17.15%
	Energy Equipment & Services	1.06%
321,000	Schlumberger Ltd.(b)	4,330,290
	Oil, Gas & Consumable Fuels	16.09%
451,200	Apache Corp.	1,886,016
365,000	BP PLC — ADR(b)	8,902,350
150,000	Chevron Corp.	10,869,000
220,000	ConocoPhillips	6,776,000
140,000	Delek Logistics Partners LP	1,274,000
150,000	Exxon Mobil Corp.	5,695,500
195,000	Hess Corp.	6,493,500
260,000	HollyFrontier Corp.	6,372,600
500,000	Kinder Morgan, Inc.	6,960,000
89,000	Marathon Petroleum Corp.	2,102,180
22,500	Phillips 66	1,207,125
200,000	Royal Dutch Shell PLC. — Class A — ADR(b)	6,978,000
		65,516,271
Total Energy (Cost $123,829,685)		69,846,561
Financials		6.31%
	Banks	2.06%
35,000	Citizens Financial Group, Inc.	658,350
250,000	Truist Financial Corp.	7,710,000
		8,368,350
	Insurance	4.25%
100,000	The Allstate Corp.	9,173,000
100,000	Arthur J. Gallagher & Co.	8,151,000
		17,324,000
Total Financials (Cost $17,485,496)		25,692,350
Health Care		16.56%
	Biotechnology	0.64%
35,000	Gilead Sciences, Inc.(c)	2,616,600
	Health Care Equipment & Supplies	3.54%
80,000	Abbott Laboratories	6,312,800
100,000	Baxter International, Inc.	8,119,000
		14,431,800

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	12.38%
25,400	Bristol-Myers Squibb Co.	1,415,796
75,000	Eli Lilly & Co.	10,404,000
260,000	GlaxoSmithKline PLC — ADR(b)	9,851,400
105,000	Johnson & Johnson(c)	13,768,650
80,000	Merck & Co., Inc.	6,155,200
270,000	Pfizer Inc.	8,812,800
		50,407,846
Total Health Care (Cost $37,644,993)		67,456,246
Industrials		5.94%
	Aerospace & Defense	2.12%
58,000	The Boeing Co.(c)	8,650,120
	Commercial Services & Supplies	2.87%
500,000	Pitney Bowes Inc.	1,020,000
115,000	Waste Management, Inc.	10,644,400
		11,664,400
	Electrical Equipment	0.95%
210,000	ABB Ltd. — ADR(b)	3,624,600
5,300	Emerson Electric Co.	252,545
		3,877,145
Total Industrials (Cost $14,226,978)		24,191,665
Information Technology		15.19%
	Communications Equipment	1.93%
200,000	Cisco Systems, Inc.	7,862,000
	IT Services	1.63%
60,000	International Business Machines Corp.	6,655,800
	Semiconductors & Semiconductor Equipment	5.55%
280,000	Intel Corp.(c)	15,153,600
109,950	QUALCOMM, Inc.	7,438,117
		22,591,717
	Software	6.08%
157,000	Microsoft Corp.	24,760,470
Total Information Technology (Cost $27,491,525)		61,869,987

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Materials		1.83%
	Chemicals	1.27%
56,666	Corteva, Inc.	1,331,651
65,500	Dow Inc.	1,915,220
56,666	DuPont de Nemours Inc.	1,932,311
		5,179,182
	Metals & Mining	0.56%
50,000	Rio Tinto PLC — ADR(b)	2,278,000
Total Materials (Cost $7,379,571)		7,457,182
Total Common Stocks (Cost $321,212,100)		374,577,985
Real Estate Investment Trust (REITs)		3.60%
	Real Estate	3.60%
85,300	Digital Realty Trust, Inc.	11,849,023
165,000	Weyerhaeuser Co.	2,796,750
Total Real Estate (Cost $9,700,300)		14,645,773
Total REITs (Cost $9,700,300)		14,645,773
Convertible Bonds		2.01%
Information Technology		2.01%
	Software	2.01%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	8,179,230
Total Information Technology (Cost $7,517,670)		8,179,230
Total Convertible Bonds (Cost $7,517,670)		8,179,230
Corporate Bonds		1.45%
Communication Services		1.08%
	Diversified Telecommunication Services	1.08%
	Consolidated Communications, Inc.
5,000,000	6.500%, 10/01/2022	4,412,500
Total Communication Services (Cost $4,956,500)		4,412,500

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Financials		0.37%
	Diversified Financial Services	0.37%
	Everi Payments, Inc.
1,938,000	7.500%, 12/15/2025(d)	1,489,828
Total Financials (Cost $1,938,000)		1,489,828
Total Corporate Bonds (Cost $6,894,500)		5,902,328
Short Term Investments		0.93%
Investment Company		0.93%
3,801,306	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(e)	3,801,306
Total Investment Company		3,801,306
Total Short Term Investments (Cost $3,801,306)		3,801,306
Total Investments (Cost $349,125,876)		99.96 407,106,622%
Other Assets in Excess of Liabilities		0.04 151,772%
Total Net Assets		100.00 407,258,394%

ADR  American Depository Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $41,112,360 (10.09% of net assets) at March 31, 2020.

(c)  A portion of these investments are segregated as collateral for open written option contracts.

(d)  144A Securities. The total value of this security is $1,489,828 (0.37% of net assets) at March 31, 2020.

(e)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF OPTIONS WRITTEN

MARCH 31, 2020 Continued

Contracts		$ Notional Amount	$ Value
Call Options
	The Boeing Co.
80	Expiration: April 2020, Exercise Price: $148.00	1,193,120	62,400
	The Boeing Co.
200	Expiration: May 2020, Exercise Price: $325.00	2,982,800	4,400
	The Boeing Co.
200	Expiration: June 2020, Exercise Price: $390.00	2,982,800	4,000
	The Clorox Co.
250	Expiration: April 2020, Exercise Price: $170.00	4,331,250	230,000
	Gilead Sciences, Inc.
100	Expiration: April 2020, Exercise Price: $105.00	747,600	4,400
	Intel Corp.
500	Expiration: May 2020, Exercise Price: $65.00	2,706,000	24,500
	Johnson & Johnson
100	Expiration: May 2020, Exercise Price: $155.00	1,311,300	7,900
	The Procter & Gamble Co.
200	Expiration: May 2020, Exercise Price: $135.00	2,200,000	8,000
	Total Written Options (Premiums received $303,373)		345,600

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		93.98%
Communication Services		12.32%
	Entertainment	3.21%
19,485	Electronic Arts, Inc.(a)	1,951,812
28,457	The Walt Disney Co.	2,748,946
		4,700,758
	Interactive Media & Services	9.11%
3,645	Alphabet, Inc. — Class A(a)	4,235,308
4,072	Alphabet, Inc. — Class C(a)	4,734,962
16,181	Facebook, Inc. — Class A(a)	2,698,991
9,273	IAC/InterActiveCorp(a)	1,662,000
		13,331,261
Total Communication Services (Cost $10,018,485)		18,032,019
Consumer Discretionary		13.67%
	Hotels, Restaurants & Leisure	0.54%
5,317	Vail Resorts, Inc.	785,374
	Internet & Direct Marketing Retail	8.38%
12,275	Alibaba Group Holding Ltd. — ADR(a) (b)	2,387,242
3,641	Amazon.com, Inc.(a)	7,098,930
1,199	Booking Holdings, Inc.(a)	1,613,039
30,959	Chewy, Inc.(a)	1,160,653
		12,259,864
	Specialty Retail	2.42%
19,018	The Home Depot, Inc.	3,550,851
	Textiles, Apparel & Luxury Goods	2.33%
41,312	NIKE, Inc. — Class B	3,418,155
Total Consumer Discretionary (Cost $10,015,951)		20,014,244
Energy		0.40%
	Energy Equipment & Services	0.40%
1,752,466	Schlumberger Ltd.(b)	591,429
Total Energy (Cost $1,752,466)		591,429

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Financials		7.09%
	Banks	1.20%
61,291	Wells Fargo & Co.	1,759,052
	Capital Markets	4.65%
11,550	CME Group, Inc.	1,997,110
27,056	Intercontinental Exchange, Inc.	2,184,772
10,702	S&P Global, Inc.	2,622,525
		6,804,407
	Diversified Financial Services	1.24%
12,522	Global Payments Inc.	1,806,048
Total Financials (Cost $7,473,054)		10,369,507
Health Care		19.88%
	Biotechnology	0.42%
10,629	Exact Sciences Corp.(a)	616,482
	Health Care Equipment & Supplies	16.37%
58,228	Abbott Laboratories	4,594,771
11,144	Align Technology, Inc.(a)	1,938,499
47,557	Baxter International, Inc.	3,861,153
12,032	Becton Dickinson and Co.	2,764,593
28,005	Danaher Corp.	3,876,172
8,335	Edwards Lifesciences Corp.(a)	1,572,148
14,026	IDEXX Laboratories, Inc.(a)	3,397,658
3,950	Intuitive Surgical, Inc.(a)	1,956,079
		23,961,073
	Life Sciences Tools & Services	3.09%
9,406	Illumina, Inc.(a)	2,568,967
6,859	Thermo Fisher Scientific, Inc.	1,945,212
		4,514,179
Total Health Care (Cost $20,121,883)		29,091,734
Industrials		6.18%
	Commercial Services & Supplies	0.77%
93,925	KAR Auction Services, Inc.	1,127,100
	Industrial Conglomerates	1.73%
18,916	Honeywell International, Inc.	2,530,772

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	2.64%
38,457	IHS Markit Ltd.(b)	2,307,420
23,414	TransUnion	1,549,538
		3,856,958
	Road & Rail	1.04%
10,822	Union Pacific Corp.	1,526,335
Total Industrials (Cost $8,840,695)		9,041,165
Information Technology		30.66%
	IT Services	6.37%
17,565	Broadridge Financial Solutions, Inc.	1,665,689
18,310	MasterCard, Inc. — Class A	4,422,964
20,007	Visa Inc. — Class A	3,223,528
		9,312,181
	Semiconductors & Semiconductor Equipment	4.61%
19,815	Analog Devices, Inc.	1,776,415
9,615	Broadcom Inc.	2,279,716
4,681	Lam Research Corporation	1,123,440
41,898	Semtech Corp.(a)	1,571,175
		6,750,746
	Software	17.12%
6,845	Adobe, Inc.(a)	2,178,353
5,390	Fair Isaac Corp.(a)	1,658,449
9,529	Intuit, Inc.	2,191,670
76,828	Microsoft Corp.	12,116,544
7,066	Palo Alto Networks, Inc.(a)	1,158,541
14,222	salesforce.com, Inc.(a)	2,047,683
6,703	ServiceNow, Inc.(a)	1,920,946
14,739	VMware, Inc. — Class A(a)	1,784,893
		25,057,079
	Technology Hardware, Storage & Peripherals	2.56%
14,734	Apple Inc.	3,746,709
Total Information Technology (Cost $29,079,640)		44,866,715

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Materials		3.78%
	Chemicals	3.78%
11,000	Ecolab Inc.	1,714,130
22,090	Linde PLC(b)	3,821,570
Total Materials (Cost $4,481,970)		5,535,700
Total Common Stocks (Cost $91,784,144)		137,542,513
REITs		3.48%
Real Estate		3.48%
	Equity Real Estate Investment Trusts (REITs)	3.48%
8,395	American Tower Corp.	1,828,012
5,237	Equinix Inc.	3,270,873
Total Real Estate (Cost $2,164,198)		5,098,885
Total REITs (Cost $2,164,198)		5,098,885
Short Term Investments		2.56%
Investment Company		2.56%
3,740,463	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(c)	3,740,463
Total Investment Company		3,740,463
Total Short Term Investments (Cost $3,740,463)		3,740,463
Total Investments (Cost $97,688,805)		100.02 146,381,861%
Liabilities in Excess of Other Assets		(0.02 (23,134))%
Total Net Assets		100.00 146,358,727%

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $9,107,661 (6.22% of net assets) at March 31, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Preferred Stocks		1.29%
Energy		0.38%
	Oil, Gas & Consumable Fuels	0.38%
50,000	Targa Resources Partners LP (1 Month LIBOR USD + 7.710%)	719,500
Total Energy (Cost $1,273,345)		719,500
Financials		0.91%
	Diversified Financial Services	0.91%
100,000	Compass Diversified Holdings	1,707,000
Total Financials (Cost $2,484,285)		1,707,000
Total Preferred Stocks (Cost $3,757,630)		2,426,500
Common Stocks		1.00%
Communication Services		0.64%
	Entertainment	0.64%
24,485	Lions Gate Entertainment Corp. — Class A(a)	148,869
24,485	Lions Gate Entertainment Corp. — Class B(a)	136,626
20,000	Live Nation Entertainment, Inc.	909,200
Total Communication Services (Cost $1,191,820)		1,194,695
Energy		0.18%
	Oil, Gas & Consumable Fuels	0.18%
75,000	Energy Transfer Equity, L.P.	345,000
Total Energy (Cost $949,177)		345,000
Industrials		0.18%
	Machinery	0.18%
673,856	The Greenbrier Companies, Inc.	337,060
Total Industrials (Cost $673,856)		337,060
Total Common Stocks (Cost $2,814,853)		1,876,755

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Convertible Bonds		16.61%
Communication Services		0.88%
	Entertainment	0.12%
	Live Nation Entertainment, Inc.
250,000	2.500%, 03/15/2023	238,258
	Interactive Media & Services	0.76%
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,421,342
Total Communication Services (Cost $1,702,688)		1,659,600
Financials		1.97%
	Consumer Finance	1.97%
	PRA Group, Inc.
2,000,000	3.000%, 08/01/2020	1,948,480
2,000,000	3.500%, 06/01/2023	1,740,063
Total Financials (Cost $4,028,096)		3,688,543
Health Care		2.89%
	Biotechnology	1.71%
	Flexion Therapeutics, Inc.
2,000,000	3.375%, 05/01/2024	1,554,039
	Ligand Pharmaceuticals, Inc.
2,000,000	0.750%, 05/15/2023	1,656,250
		3,210,289
	Pharmaceuticals	1.18%
	Dermira, Inc.
1,000,000	3.000%, 05/15/2022	1,027,250
	Revance Therapeutics, Inc.
1,500,000	1.750%, 02/15/2027(b)	1,183,380
		2,210,630
Total Health Care (Cost $6,053,149)		5,420,919

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Industrials		2.29%
	Air Freight & Logistics	1.14%
	Air Transport Services Group, Inc.
2,500,000	1.125%, 10/15/2024	2,150,000
	Construction & Engineering	0.74%
	Tutor Perini Corporation
1,500,000	2.875%, 06/15/2021	1,386,559
	Machinery	0.41%
	The Greenbrier Companies, Inc.
1,000,000	2.875%, 02/01/2024	766,250
Total Industrials (Cost $4,931,653)		4,302,809
Information Technology		8.58%
	Communications Equipment	0.95%
	Lumentum Holdings, Inc.
1,750,000	0.500%, 12/15/2026(b)	1,785,000
	IT Services	2.31%
	Cardtronics plc
3,000,000	1.000%, 12/01/2020(a)	2,866,361
	MongoDB, Inc.
1,500,000	0.250%, 01/15/2026(b)	1,461,562
		4,327,923
	Software	5.32%
	8x8, Inc.
2,000,000	0.500%, 02/01/2024	1,752,021
	Guidewire Software, Inc.
2,000,000	1.250%, 03/15/2025	1,936,970
	J2 Global, Inc.
2,250,000	1.750%, 11/01/2026(b)	2,064,375
	Nuance Communications, Inc.
3,310,000	1.500%, 11/01/2035	3,504,628
	Pluralsight, Inc.
1,000,000	0.375%, 03/01/2024(b)	740,250
		9,998,244
Total Information Technology (Cost $16,692,113)		16,111,167
Total Convertible Bonds (Cost $33,407,699)		31,183,038

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Corporate Bonds		58.81%
Administrative and Support and Waste Management and Remediation Services		0.25%
	Office Administrative Services	0.25%
	Cargo Aircraft Management, Inc.
500,000	4.750%, 02/01/2028(b)	467,500
Total Administrative and Support and Waste Management and Remediation Services (Cost $500,000)		467,500
Agriculture, Forestry, Fishing and Hunting		0.79%
	Forest Nurseries and Gathering of Forest Products	0.79%
	Enviva Partners LP / Enviva Partners Finance Corp.
1,500,000	6.500%, 01/15/2026(b)	1,473,750
Total Agriculture, Forestry, Fishing and Hunting (Cost $1,500,000)		1,473,750
Basic Materials		0.48%
	Basic Chemical Manufacturing	0.48%
	Tronox, Inc.
1,000,000	6.500%, 04/15/2026(b)	907,575
Total Basic Materials (Cost $987,500)		907,575
Communication Services		8.89%
	Diversified Telecommunication Services	2.35%
	Consolidated Communications, Inc.
5,000,000	6.500%, 10/01/2022	4,412,500
	Entertainment	1.57%
	Live Nation Entertainment, Inc.
1,000,000	4.875%, 11/01/2024(b)	917,830
500,000	5.625%, 03/15/2026(b)	469,271
250,000	4.750%, 10/15/2027(b)	223,888
	Netflix, Inc.
250,000	5.500%, 02/15/2022	256,250
1,000,000	5.750%, 03/01/2024	1,078,745
		2,945,984
	Interactive Media & Services	0.52%
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027(b)	963,543

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Media	4.25%
	AMC Networks, Inc.
1,500,000	5.000%, 04/01/2024	1,447,500
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	798,436
	The E.W. Scripps Co.
250,000	5.125%, 05/15/2025(b)	222,186
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026(b)	1,994,801
	National CineMedia LLC
1,500,000	5.750%, 08/15/2026	1,017,814
	Nexstar Broadcasting, Inc.
500,000	5.625%, 08/01/2024(b)	473,747
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023(b)	2,034,365
		7,988,849
Total Communication Services (Cost $16,222,253)		16,310,876
Consumer Staples		1.49%
	Food Products	1.49%
	Performance Food Group, Inc.
3,000,000	5.500%, 10/15/2027(b)	2,805,225
Total Consumer Staples (Cost $3,000,000)		2,805,225
Consumer Discretionary		9.84%
	Auto Components	0.52%
	Allison Transmission, Inc.
1,000,000	5.000%, 10/01/2024(b)	977,470
	Commercial Services	1.56%
	Compass Group Diversified Holdings LLC
2,000,000	8.000%, 05/01/2026(b)	1,937,085
	The ServiceMaster Co. LLC
1,000,000	5.125%, 11/15/2024(b)	993,755
		2,930,840

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Hotels, Restaurants & Leisure	2.07%
	Nathan's Famous, Inc.
1,500,000	6.625%, 11/01/2025(b)	1,402,500
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(a)	1,215,687
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027(b)	1,272,075
		3,890,262
	Leisure Products	1.92%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,609,108
	Media	0.80%
	Sirius XM Radio, Inc.
1,500,000	4.625%, 05/15/2023(b)	1,494,368
	Specialty Retail	1.24%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,331,198
	Textiles, Apparel & Luxury Goods	1.73%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,250,399
Total Consumer Discretionary (Cost $18,336,288)		18,483,645
Consumer Staples		3.20%
	Food Products	3.20%
	Pilgrim's Pride Corp.
1,000,000	5.750%, 03/15/2025(b)	1,013,755
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	1,996,872
3,000,000	6.000%, 02/15/2024(b)	2,996,235
Total Consumer Staples (Cost $5,979,833)		6,006,862

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Energy		4.62%
	Oil, Gas & Consumable Fuels	4.62%
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
2,000,000	6.750%, 05/15/2025	1,962,510
	Energy Transfer Operating LP
1,000,000	7.125% (5 Year CMT Rate + 5.306%), 11/15/2165	603,080
	MEG Energy Corp.
500,000	7.000%, 03/31/2024(a) (b)	233,752
2,000,000	7.125%, 02/01/2027(a) (b)	1,003,240
	MPLX LP
3,500,000	6.875% (3 Month LIBOR USD + 4.652%), 08/15/2023	2,136,715
	Parsley Energy LLC / Parsley Finance Corp.
1,000,000	5.375%, 01/15/2025(b)	779,950
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023(a) (b)	903,650
1,500,000	5.375%, 09/30/2025(a) (b)	847,455
	Viper Energy Partners LP
250,000	5.375%, 11/01/2027(b)	211,388
Total Energy (Cost $13,034,744)		8,681,740
Financials		3.47%
	Capital Markets	0.76%
	Donnelley Financial Solutions, Inc.
1,500,000	8.250%, 10/15/2024	1,423,117
	Diversified Financial Services	2.71%
	Cogent Communications Finance, Inc.
3,000,000	5.625%, 04/15/2021(b)	2,977,500
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025(b)	1,220,319
	Everi Payments, Inc.
1,160,000	7.500%, 12/15/2025(b)	891,744
		5,089,563
Total Financials (Cost $6,875,750)		6,512,680
Health Care		5.68%
	Health Care Equipment & Supplies	0.52%
	Catalent Pharma Solutions, Inc.
1,000,000	4.875%, 01/15/2026(b)	978,543

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	5.16%
	Bausch Health Americas, Inc.
1,000,000	9.250%, 04/01/2026(b)	1,062,350
	Bausch Health Companies Inc.
1,500,000	5.500%, 11/01/2025(a) (b)	1,524,832
500,000	9.000%, 12/15/2025(a) (b)	530,850
100,000	5.000%, 01/30/2028(a) (b)	95,420
100,000	5.250%, 01/30/2030(a) (b)	95,306
	Horizon Therapeutics USA, Inc.
1,000,000	5.500%, 08/01/2027(b)	1,009,450
	Mylan NV
2,000,000	3.950%, 06/15/2026(a)	1,977,980
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	7.125%, 01/31/2025(a) (b)	996,255
	Teva Pharmaceutical Industries Ltd.
2,500,000	6.750%, 03/01/2028(a)	2,395,125
		9,687,568
Total Health Care (Cost $9,423,288)		10,666,111
Industrials		11.59%
	Aerospace & Defense	0.76%
	TransDigm, Inc.
500,000	6.250%, 03/15/2026(b)	500,936
500,000	6.375%, 06/15/2026	481,525
	Triumph Group, Inc.
500,000	6.250%, 09/15/2024(b)	448,782
		1,431,243
	Building Products	2.16%
	Builders FirstSource, Inc.
450,000	6.750%, 06/01/2027(b)	444,844
4,000,000	5.000%, 03/01/2030(b)	3,622,500
		4,067,344

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Commercial Services & Supplies	5.06%
	Cimpress NV
2,000,000	7.000%, 06/15/2026(a) (b)	1,777,085
	Covanta Holding Corp.
250,000	5.875%, 03/01/2024	237,811
1,500,000	5.875%, 07/01/2025	1,393,118
	Matthews International Corp.
2,000,000	5.250%, 12/01/2025(b)	1,787,530
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	965,000
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	3,333,744
		9,494,288
	Construction & Engineering	1.68%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,480,776
	Tutor Perini Corp.
2,000,000	6.875%, 05/01/2025(b)	1,675,000
		3,155,776
	Trading Companies & Distributors	1.93%
	Fly Leasing Ltd.
2,000,000	6.375%, 10/15/2021(a)	1,921,250
2,000,000	5.250%, 10/15/2024(a)	1,697,490
		3,618,740
Total Industrials (Cost $24,204,753)		21,767,391
Information		0.98%
	Radio and Television Broadcasting	0.98%
	iHeartCommunications, Inc.
2,000,000	8.375%, 05/01/2027	1,752,340
100,000	5.250%, 08/15/2027(b)	88,055
Total Information (Cost $2,200,234)		1,840,395

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		4.37%
	Electronic Equipment, Instruments & Components	1.56%
	Anixter, Inc.
500,000	5.125%, 10/01/2021	501,850
1,000,000	6.000%, 12/01/2025	987,495
	Itron, Inc.
1,500,000	5.000%, 01/15/2026(b)	1,437,814
		2,927,159
	IT Services	1.41%
	Cardtronics Inc / Cardtronics USA, Inc.
1,500,000	5.500%, 05/01/2025(a) (b)	1,438,117
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025(b)	1,198,494
		2,636,611
	Technology Hardware, Storage & Peripherals	1.40%
	Diebold Nixdorf, Inc.
4,000,000	8.500%, 04/15/2024	2,635,020
Total Information Technology (Cost $9,614,054)		8,198,790
Management of Companies and Enterprises		0.32%
	Management of Companies and Enterprises	0.32%
	Weatherford International Ltd.
1,000,000	11.000%, 12/01/2024(a) (b)	605,000
Total Management of Companies and Enterprises (Cost $1,064,174)		605,000
Materials		1.11%
	Chemicals	0.49%
	OCI NV
1,000,000	6.625%, 04/15/2023(a) (b)	920,000
	Metals & Mining	0.62%
	Commercial Metals Co.
1,000,000	5.750%, 04/15/2026	940,512
250,000	5.375%, 07/15/2027	232,136
		1,172,648
Total Materials (Cost $2,261,250)		2,092,648

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Retail Trade		0.99%
	Sporting Goods, Hobby, and Musical Instrument Stores	0.99%
	Michaels Stores, Inc.
2,500,000	8.000%, 07/15/2027(b)	1,863,875
Total Retail Trade (Cost $2,393,664)		1,863,875
Wholesale Trade		0.94%
	Drugs and Druggists' Sundries Merchant Wholesalers	0.46%
	HLF Financing Sarl LLC / Herbalife International, Inc.
1,000,000	7.250%, 08/15/2026(b)	853,750
	Machinery, Equipment, and Supplies Merchant Wholesalers	0.48%
	TransDigm, Inc.
1,000,000	5.500%, 11/15/2027(b)	903,050
Total Wholesale Trade (Cost $2,023,750)		1,756,800
Total Corporate Bonds (Cost $122,107,520)		110,440,863
Bank Loans		18.94%
	Aerospace & Defense	2.25%
4,887,500	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	4,219,550
	Aerospace/Defense	0.97%
1,945,325	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	1,826,660
	Broadcasting	0.24%
480,313	Nexstar Media Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	452,935
	Building Products	0.16%
334,142	Builders FirstSource, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	304,069
	Capital Goods	0.94%
1,921,155	SiteOne Landscape Supply, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	1,767,462
	Capital Markets	0.46%
955,134	Blucora, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.000%)	866,784
	Consumer Discretionary	0.44%
1,000,000	Vivint Smart Home Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.000%)	832,345

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Consumer Services	1.04%
2,056,412	Weight Watchers International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.750%)	1,943,309
	Food Products	1.95%
1,917,164	Atkins Nutritionals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.500%)(c)	1,792,549
1,975,000	Bellring Brands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.000%)	1,861,437
	Health Care Equipment & Services	0.89%
1,885,714	RadNet Management, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.500%)	1,664,143
	Machinery	0.40%
950,000	Welbilt, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	747,930
	Media	1.29%
626,737	CBS Radio (Entercom Media Co.), Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	573,464
990,025	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.000%)	945,474
975,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	898,628
	Metals & Mining	0.94%
3,435,993	U.S. Silica Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.000%)	1,769,536
	Oil, Gas & Consumable Fuels	0.35%
982,500	Keane Group Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%)	658,275
	Pharmaceuticals	2.20%
2,063,746	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	1,975,181
425,000	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	405,875
1,966,799	Lannett Co, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.375%)	1,750,451
	Software	3.96%
899,278	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.250%)	775,627
5,799,804	Cerence Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.000%)	5,277,821
280,056	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	264,653
199,839	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	188,848
984,843	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	931,603
	Trading Companies & Distributors	0.46%
987,500	Foundation Building Materials Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	871,469
Total Bank Loans (Cost $40,707,686)		35,566,078

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		2.21%
Investment Company		2.21%
4,141,584	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(d)	4,141,584
Total Investment Company		4,141,584
Total Short Term Investments (Cost $4,141,584)		4,141,584
Total Investments (Cost $206,936,972)		98.86 185,634,818%
Other Assets in Excess of Liabilities		1.14 2,136,078%
Total Net Assets		100.00 187,770,896%

(a)  Foreign Issued Securities. The total value of these securities amounted to $23,330,351 (12.42% of net assets) at March 31, 2020.

(b)  144A Securities. The total value of these securities amounted to $67,202,327 (35.79% of net assets) at March 31, 2020.

(c)  Illiquid Security. The total value of this security amounted to $1,792,549 (0.95% of net assets) at March 31, 2020.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		90.13%
Belgium		1.53%
	Beverages	1.53%
83,500	Anheuser-Busch InBev SA/NV	3,688,188
41,500	Anheuser-Busch InBev SA/NV — ADR	1,830,980
		5,519,168
Total Belgium (Cost $8,039,001)		5,519,168
Canada		1.44%
	Road & Rail	1.44%
67,000	Canadian National Railway Co.	5,201,210
Total Canada (Cost $4,822,925)		5,201,210
Cayman Islands		1.34%
	Interactive Media & Services	1.34%
98,300	Tencent Holdings Ltd. — ADR	4,825,547
Total Cayman Islands (Cost $4,100,750)		4,825,547
Denmark		1.27%
	Pharmaceuticals	1.27%
15,000	Novo Nordisk A/S	895,741
61,000	Novo Nordisk A/S — ADR	3,672,200
		4,567,941
Total Denmark (Cost $4,092,292)		4,567,941
France		18.96%
	Aerospace & Defense	0.92%
40,000	Thales SA	3,312,635
	Beverages	1.36%
34,500	Pernod Ricard SA	4,896,806
	Chemicals	1.81%
51,062	Air Liquide SA	6,517,941

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Construction & Engineering	1.07%
47,000	Vinci SA	3,840,341
	Electrical Equipment	2.09%
89,000	Schneider Electric SE	7,522,544
	Hotels, Restaurants & Leisure	1.28%
124,000	Accor SA	3,331,393
50,000	La Francaise des Jeux SAEM	1,266,791
		4,598,184
	Life Sciences Tools & Services	3.01%
54,341	Sartorius Stedim Biotech	10,843,979
	Media	0.56%
113,000	JCDecaux SA	2,008,916
	Pharmaceuticals	0.36%
30,000	Sanofi — ADR	1,311,600
	Professional Services	1.43%
273,000	Bureau Veritas SA	5,145,753
	Software	1.70%
42,000	Dassault Systemes SE	6,131,630
	Textiles, Apparel & Luxury Goods	3.37%
12,300	Kering SA	6,413,385
15,600	LVMH Moet Hennessy Louis Vuitton SE	5,721,326
		12,134,711
Total France (Cost $54,027,108)		68,265,040
Germany		18.65%
	Capital Markets	0.87%
130,000	DWS Group GmbH & Co KGaA	3,156,217
	Chemicals	1.44%
56,000	Symrise AG	5,180,501
	Electronic Equipment, Instruments & Components	0.60%
133,711	Jenoptik AG	2,158,827
	Health Care Equipment & Supplies	1.73%
65,525	Carl Zeiss Meditec AG(a)	6,239,329
	Health Care Providers & Services	1.52%
147,000	Fresenius SE & Co. KGaA	5,473,209

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Household Products	0.49%
23,900	Henkel AG & Co. KGaA	1,755,645
	Industrial Conglomerates	1.51%
65,200	Siemens A.G. — ADR	5,459,533
	Insurance	1.28%
22,900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,604,516
	IT Services	1.27%
40,500	Wirecard AG	4,563,144
	Pharmaceuticals	1.69%
9,200	Bayer AG	527,146
12,000	Bayer AG — ADR	173,640
53,500	Merck KGaA	5,401,477
		6,102,263
	Semiconductors & Semiconductor Equipment	1.02%
254,000	Infineon Technologies AG	3,666,686
	Software	1.99%
64,800	SAP SE — ADR	7,160,400
	Textiles, Apparel & Luxury Goods	2.15%
19,700	adidas AG	4,373,942
57,160	Puma SE	3,358,444
		7,732,386
	Trading Companies & Distributors	1.09%
108,000	Brenntag AG	3,923,874
Total Germany (Cost $58,353,948)		67,176,530
Hong Kong		1.38%
	Gas Utilities	0.41%
405,000	Beijing Enterprises Holdings Ltd.	1,478,039
	Industrial Conglomerates	0.97%
44,184	Jardine Matheson Holdings Ltd.	2,223,866
56,695	Jardine Strategic Holdings Ltd.	1,267,058
		3,490,924
Total Hong Kong (Cost $6,213,446)		4,968,963

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
India		1.36%
	Banks	1.36%
577,480	ICICI Bank Ltd. — ADR	4,908,580
Total India (Cost $5,766,502)		4,908,580
Ireland		6.12%
	Chemicals	2.25%
46,760	Linde PLC	8,109,971
	Construction Materials	1.33%
78,000	CRH PLC — ADR	2,093,520
5,000	CRH PLC	135,673
95,000	CRH public limited company	2,569,083
		4,798,276
	Food Products	0.26%
8,000	Kerry Group Plc	928,201
	Health Care Equipment & Supplies	1.94%
77,400	Medtronic, PLC	6,979,932
	Hotels, Restaurants & Leisure	0.34%
450,015	Dalata Hotel Group PLC	1,229,096
Total Ireland (Cost $22,749,159)		22,045,476
Italy		1.31%
	Beverages	1.31%
660,000	Davide Campari — Milano S.p.A.	4,733,103
Total Italy (Cost $2,618,672)		4,733,103
Japan		4.52%
	Beverages	1.05%
117,000	Asahi Group Holdings Ltd.	3,795,854
	Electronic Equipment, Instruments & Components	2.88%
3,500	KEYENCE CORP.	1,125,294
75,000	Murata Manufacturing Co., Ltd.	3,728,607
107,000	Omron Corp.	5,532,187
		10,386,088

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Machinery	0.59%
14,000	FANUC Corp.	1,870,762
18,000	FANUC Corp. — ADR(a)	237,960
		2,108,722
Total Japan (Cost $15,440,558)		16,290,664
Luxembourg		2.24%
	Life Sciences Tools & Services	1.89%
13,900	Eurofins Scientific SE	6,783,209
	Personal Products	0.35%
880,750	L'Occitane International SA	1,271,221
Total Luxembourg (Cost $7,982,006)		8,054,430
Netherlands		6.31%
	IT Services	0.75%
3,200	Adyen NV(a)	2,719,665
	Personal Products	1.43%
97,200	Unilever N.V. — NY Shares — ADR	4,742,388
8,000	Unilever NV	393,211
		5,135,599
	Semiconductors & Semiconductor Equipment	2.74%
25,741	ASML Holding NV — NY Shares — ADR	6,734,875
65,000	STMicroelectronics N.V.	1,397,280
80,600	STMicroelectronics N.V. — NY Shares — ADR	1,722,422
		9,854,577
	Trading Companies & Distributors	1.39%
70,000	IMCD N.V.	5,023,035
Total Netherlands (Cost $16,254,948)		22,732,876
Norway		2.00%
	Commercial Services & Supplies	1.77%
228,000	Tomra Systems ASA	6,366,722

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Telecommunication Services	0.23%
56,000	Telenor ASA	818,480
Total Norway (Cost $3,683,573)		7,185,202
Republic of Korea		0.43%
	Semiconductors & Semiconductor Equipment	0.43%
40,000	Samsung Electronic Co., Ltd.	1,555,261
Total Republic of Korea (Cost $894,090)		1,555,261
Spain		2.35%
	Biotechnology	1.82%
325,200	Grifols SA — ADR	6,549,528
	Specialty Retail	0.53%
73,500	Industria de Diseno Textil, S.A.	1,904,654
Total Spain (Cost $8,302,867)		8,454,182
Sweden		1.62%
	Electronic Equipment, Instruments & Components	1.62%
138,000	Hexagon AB — B Shares	5,835,356
Total Sweden (Cost $7,083,723)		5,835,356
Switzerland		6.11%
	Capital Markets	0.48%
51,037	Julius Baer Group Ltd.	1,709,610
	Health Care Equipment & Supplies	0.57%
40,000	Alcon, Inc.(a)	2,049,229
	Insurance	1.15%
54,000	Swiss Re AG	4,157,942
	Life Sciences Tools & Services	2.34%
20,500	Lonza Group AG	8,432,140
The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	1.57%
11,800	Roche Holding AG	3,796,556
45,400	Roche Holding AG — ADR	1,841,878
		5,638,434
Total Switzerland (Cost $19,731,846)		21,987,355
Taiwan, Province of China		2.25%
	Semiconductors & Semiconductor Equipment	2.25%
169,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	8,089,939
Total Taiwan, Province of China (Cost $2,497,332)		8,089,939
United Kingdom		8.94%
	Beverages	1.42%
40,300	Diageo PLC — ADR	5,122,936
	Health Care Equipment & Supplies	1.47%
147,000	Smith & Nephew Plc — ADR	5,272,890
	Hotels, Restaurants & Leisure	0.71%
60,100	InterContinental Hotels Group PLC	2,556,845
	Insurance	2.20%
48,000	Aon PLC	7,921,920
	Internet & Direct Marketing Retail	0.18%
44,000	ASOS Plc(a)	647,424
	Pharmaceuticals	1.33%
89,000	AstraZeneca PLC — ADR	3,974,740
9,000	AstraZeneca PLC	801,888
		4,776,628
	Trading Companies & Distributors	1.63%
272,000	Ashtead Group Plc	5,878,982
Total United Kingdom (Cost $32,008,371)		32,177,625
Total Common Stocks (Cost $284,663,117)		324,574,448

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		9.65%
Investment Company		9.65%
34,737,494	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(b)	34,737,494
Total Investment Company		34,737,494
Total Short Term Investments (Cost $34,737,494)		34,737,494
Total Investments (Cost $319,400,611)		99.78 359,311,942%
Other Assets in Excess of Liabilities		0.22 781,538%
Total Net Assets		100.00 360,093,480%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

As of March 31, 2020, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Aerospace & Defense	3,312,635	0.92%
Banks	4,908,580	1.36%
Beverages	24,067,867	6.68%
Biotechnology	6,549,528	1.82%
Capital Markets	4,865,827	1.35%
Chemicals	19,808,412	5.50%
Commercial Services & Supplies	6,366,722	1.77%
Construction & Engineering	3,840,341	1.07%
Construction Materials	4,798,276	1.33%
Diversified Telecommunication Services	818,480	0.23%
Electrical Equipment	7,522,544	2.09%
Electronic Equipment, Instruments & Components	18,380,270	5.10%
Food Products	928,201	0.26%
Gas Utilities	1,478,040	0.41%
Health Care Equipment & Supplies	20,541,380	5.70%
Health Care Providers & Services	5,473,210	1.52%
Hotels, Restaurants & Leisure	8,384,124	2.33%
Household Products	1,755,645	0.49%
Industrial Conglomerates	8,950,457	2.49%
Insurance	16,684,378	4.63%
Interactive Media & Services	4,825,547	1.34%
Internet & Direct Marketing Retail	647,424	0.18%
IT Services	7,282,809	2.02%
Life Sciences Tools & Services	26,059,328	7.24%
Machinery	2,108,722	0.58%
Media	2,008,916	0.56%
Personal Products	6,406,820	1.78%
Pharmaceuticals	22,396,867	6.22%
Professional Services	5,145,753	1.43%
Road & Rail	5,201,210	1.44%
Semiconductors & Semiconductor Equipment	23,166,463	6.43%
Software	13,292,030	3.69%
Specialty Retail	1,904,654	0.53%
Textiles, Apparel & Luxury Goods	19,867,097	5.52%
Trading Companies & Distributors	14,825,891	4.12%
Total Common Stocks	324,574,448	90.13%

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

	$ Fair Value	Percentage
Short Term Investments
Investment Company	34,737,494	9.65%
Total Short Term Investments	34,737,494	9.65%
Total Investments	359,311,942	99.78%
Other Assets in Excess of Liabilities	781,538	0.22%
TOTAL NET ASSETS	360,093,480	100.00%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		90.93%
Communication Services		9.07%
	Entertainment	1.71%
12,510	Electronic Arts, Inc.(a)	1,253,127
	Interactive Media & Services	7.36%
2,845	Alphabet, Inc. — Class A(a)	3,305,747
1,148	Alphabet, Inc. — Class C(a)	1,334,906
4,450	Facebook, Inc. — Class A(a)	742,260
		5,382,913
Total Communication Services (Cost $3,463,099)		6,636,040
Consumer Discretionary		16.11%
	Hotels, Restaurants & Leisure	3.03%
19,575	Las Vegas Sands Corp	831,350
7,050	Marriott International, Inc. — Class A	527,411
12,555	Yum! Brands, Inc.	860,394
		2,219,155
	Internet & Direct Marketing Retail	7.78%
2,485	Amazon.com, Inc.(a)	4,845,054
625	Booking Holdings, Inc.(a)	840,825
		5,685,879
	Specialty Retail	3.80%
12,705	Lowe's Companies, Inc.	1,093,265
2,350	O'Reilly Automotive, Inc.(a)	707,468
20,465	The TJX Companies, Inc.	978,432
		2,779,165
	Textiles, Apparel & Luxury Goods	1.50%
13,260	NIKE, Inc. — Class B	1,097,132
Total Consumer Discretionary (Cost $7,238,015)		11,781,331
Consumer Staples		1.35%
	Personal Products	1.35%
6,180	The Estee Lauder Companies Inc. — Class A	984,721
Total Consumer Staples (Cost $665,699)		984,721

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Energy		0.40%
	Energy Equipment & Services	0.40%
21,579	Schlumberger Ltd.(b)	291,101
Total Energy (Cost $1,286,750)		291,101
Financials		7.93%
	Capital Markets	7.93%
11,140	CME Group, Inc.	1,926,218
19,375	Intercontinental Exchange, Inc.	1,564,531
7,100	S&P Global, Inc.	1,739,855
5,800	T Rowe Price Group, Inc.	566,370
Total Financials (Cost $2,537,425)		5,796,974
Health Care		17.43%
	Biotechnology	1.87%
6,720	Alnylam Pharmaceuticals, Inc.(a)	731,472
2,000	Biogen Idec Inc.(a)	632,760
		1,364,232
	Health Care Equipment & Supplies	8.01%
13,890	Abbott Laboratories	1,096,060
3,645	The Cooper Companies, Inc.	1,004,817
12,150	Danaher Corp.	1,681,682
13,200	Medtronic, PLC (b)	1,190,376
8,755	Zimmer Biomet Holdings, Inc.	884,955
		5,857,890
	Health Care Providers & Services	2.72%
7,585	Laboratory Corporation of America Holdings(a)	958,668
4,125	UnitedHealth Group, Inc.	1,028,693
		1,987,361
	Health Care Technology	0.82%
9,550	Cerner Corp.	601,555
	Life Sciences Tools & Services	1.39%
3,710	Illumina, Inc.(a)	1,013,275

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	2.62%
25,000	Mylan NV(a) (b)	372,750
38,085	Roche Holding AG — ADR(b)	1,545,108
		1,917,858
Total Health Care (Cost $12,439,774)		12,742,171
Industrials		8.32%
	Air Freight & Logistics	1.35%
8,150	FedEx Corp.	988,269
	Airlines	0.60%
15,340	Delta Air Lines, Inc.	437,650
	Building Products	1.31%
27,660	Masco Corp.	956,206
	Commercial Services & Supplies	1.74%
13,800	Waste Management, Inc.	1,277,328
	Industrial Conglomerates	1.30%
7,100	Honeywell International, Inc.	949,909
	Road & Rail	2.02%
11,600	Kansas City Southern	1,475,288
Total Industrials (Cost $6,238,920)		6,084,650
Information Technology		27.36%
	Electronic Equipment, Instruments & Components	0.94%
21,600	Trimble, Inc.(a)	687,528
	IT Services	5.44%
14,060	PayPal Holdings, Inc.(a)	1,346,104
6,415	Square, Inc.(a)	336,018
14,260	Visa Inc. — Class A	2,297,571
		3,979,693
	Semiconductors & Semiconductor Equipment	3.66%
15,320	QUALCOMM, Inc.	1,036,398
7,370	Texas Instruments, Inc.	736,484
11,570	Xilinx, Inc.	901,766
		2,674,648

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	12.80%
3,825	Intuit, Inc.	879,750
43,800	Microsoft Corp.	6,907,698
10,900	salesforce.com, Inc.(a)	1,569,382
		9,356,830
	Technology Hardware, Storage & Peripherals	4.52%
12,995	Apple Inc.	3,304,499
Total Information Technology (Cost $10,766,666)		20,003,198
Materials		2.96%
	Chemicals	2.96%
7,215	International Flavors & Fragrances Inc.	736,507
8,280	Linde PLC (b)	1,432,440
Total Materials (Cost $2,253,572)		2,168,947
Total Common Stocks (Cost $46,889,920)		66,489,133
REITs		3.19%
Real Estate		3.19%
	Equity Real Estate Investment Trusts (REITs)	3.19%
3,736	Equinix Inc.	2,333,393
Total Real Estate (Cost $852,434)		2,333,393
Total REITs (Cost $852,434)		2,333,393
Short Term Investments		5.67%
Investment Company		5.67%
4,142,609	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(c)	4,142,609
Total Investment Company		4,142,609
	Total Short Term Investments (Cost $4,142,609)	4,142,609

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $51,884,963)	99.79 72,965,135%
Other Assets in Excess of Liabilities	0.21 150,848%
Total Net Assets	100.00 73,115,983%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $4,831,775 (6.61% of net assets) at March 31, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		89.11%
Communication Services		4.80%
	Entertainment	4.38%
20,860	Electronic Arts, Inc.(a)	2,089,546
23,537	Live Nation Entertainment, Inc.(a)	1,069,992
24,070	Interactive Software, Inc.(a)	2,854,943
		6,014,481
	Media	0.42%
22,329	Liberty Media Corp-Liberty Formula One(a)	576,535
Total Communication Services (Cost $6,469,847)		6,591,016
Consumer Discretionary		5.40%
	Distributors	0.53%
35,823	LKQ Corp.(a)	734,730
	Diversified Consumer Services	1.74%
10,550	Bright Horizons Family Solutions, Inc.(a)	1,076,100
48,500	ServiceMaster Global Holdings, Inc.(a)	1,309,500
		2,385,600
	Hotels, Restaurants & Leisure	0.86%
7,956	Vail Resorts, Inc.	1,175,181
	Internet & Direct Marketing Retail	1.30%
47,780	Chewy, Inc.(a)	1,791,272
	Specialty Retail	0.97%
1,627,541	CarMax, Inc.(a)	1,336,868
Total Consumer Discretionary (Cost $7,734,786)		7,423,651
Consumer Staples		2.59%
	Food Products	1.92%
19,920	The Hershey Company	2,639,400
	Household Products	0.67%
31,505	Reynolds Consumer Products, Inc.	919,001
Total Consumer Staples (Cost $3,409,289)		3,558,401

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Financials		9.12%
	Capital Markets	9.12%
7,260	CME Group, Inc.	1,255,327
6,985	MarketAxess Holdings, Inc.	2,323,001
14,974	Moody's Corp.	3,167,001
19,990	MSCI, Inc.	5,776,310
Total Financials (Cost $1,841,767)		12,521,639
Health Care		20.16%
	Biotechnology	0.39%
18,050	Moderna, Inc.(a)	540,598
	Health Care Equipment & Supplies	5.16%
8,210	The Cooper Companies, Inc.	2,263,251
17,420	Hill-Rom Holdings, Inc.	1,752,452
9,820	Masimo Corp.(a)	1,739,318
8,990	ResMed, Inc.	1,324,137
		7,079,158
	Health Care Providers & Services	4.36%
16,660	AmerisourceBergen Corp.	1,474,410
4,930	Chemed Corp.	2,135,676
18,770	Laboratory Corporation of America Holdings(a)	2,372,340
		5,982,426
	Health Care Technology	2.67%
11,500	Cerner Corp.	724,385
18,850	Veeva Systems, Inc.(a)	2,947,574
		3,671,959
	Life Sciences Tools & Services	5.76%
9,500	Agilent Technologies, Inc.	680,390
7,080	Bio-Rad Laboratories, Inc.(a)	2,481,965
14,900	Bio-Techne Corp.	2,825,338
7,055	Illumina, Inc.(a)	1,926,861
		7,914,554
	Pharmaceuticals	1.82%
5,120	Jazz Pharmaceuticals Public Limited Company(a) (b)	510,669
16,862	Zoetis, Inc.	1,984,489
		2,495,158
Total Health Care (Cost $22,762,803)		27,683,853

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Industrials		19.84%
	Building Products	1.14%
19,601	Trex Co., Inc.(a)	1,570,824
	Commercial Services & Supplies	2.97%
30,337	Copart, Inc.(a)	2,078,691
51,423	IAA Inc.(a)	1,540,633
38,599	KAR Auction Services, Inc.	463,188
		4,082,512
	Electrical Equipment	2.06%
39,255	AMETEK, Inc.	2,827,145
	Professional Services	10.34%
7,525	CoStar Group, Inc.(a)	4,418,755
12,483	Equifax, Inc.	1,491,095
73,119	IHS Markit Ltd.(b)	4,387,140
28,003	Verisk Analytics, Inc.	3,903,058
		14,200,048
	Road & Rail	2.13%
22,978	Kansas City Southern	2,922,342
	Trading Companies & Distributors	1.20%
57,925	HD Supply Holdings, Inc.(a)	1,646,808
Total Industrials (Cost $18,231,260)		27,249,679
Information Technology		22.62%
	Communications Equipment	0.65%
8,400	F5 Networks, Inc.(a)	895,692
	IT Services	3.58%
8,700	Broadridge Financial Solutions, Inc.	825,021
11,190	EPAM Systems, Inc.(a)	2,077,535
8,000	Euronet Worldwide, Inc.(a)	685,760
7,400	VeriSign, Inc.(a)	1,332,666
		4,920,982
	Semiconductors & Semiconductor Equipment	1.41%
18,340	Maxim Integrated Products, Inc.	891,507
13,300	Xilinx, Inc.	1,036,602
		1,928,109

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Software	16.74%
29,909	Aspen Technology, Inc.(a)	2,843,449
16,300	Citrix Systems, Inc.	2,307,265
27,231	Guidewire Software, Inc.(a)	2,159,691
13,520	Palo Alto Networks, Inc.(a)	2,216,739
15,780	Proofpoint, Inc.(a)	1,618,870
56,350	RealPage, Inc.(a)	2,982,606
7,520	ServiceNow, Inc.(a)	2,155,082
40,989	SS&C Technologies Holdings, Inc.	1,796,138
9,890	Tyler Technologies, Inc.(a)	2,932,978
16,393	VMware, Inc. — Class A(a)	1,985,192
		22,998,010
	Technology Hardware, Storage & Peripherals	0.24%
7,900	Western Digital Corp.	328,798
Total Information Technology (Cost $24,279,623)		31,071,591
Materials		2.66%
	Chemicals	1.55%
26,060	FMC Corp.	2,128,842
	Construction Materials	1.11%
8,027	Martin Marietta Materials, Inc.	1,518,949
Total Materials (Cost $2,155,399)		3,647,791
Real Estate		1.92%
	Real Estate Management & Development	1.92%
70,022	CBRE Group, Inc. — Class A(a)	2,640,530
Total Real Estate (Cost $3,186,459)		2,640,530
Total Common Stocks (Cost $90,071,233)		122,388,151
REITs		4.08%
Real Estate		4.08%
	Equity Real Estate Investment Trusts (REITs)	4.08%
33,700	American Campus Communities, Inc.	935,175
4,234	Equinix Inc.	2,644,429
7,510	SBA Communications Corp.	2,027,475
Total Real Estate (Cost $4,085,647)		5,607,079
Total REITs (Cost $4,085,647)		5,607,079

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		7.19%
Investment Company		7.19%
9,879,082	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(c)	9,879,082
Total Investment Company		9,879,082
Total Short Term Investments (Cost $9,879,082)		9,879,082
Total Investments (Cost $104,035,962)		100.38 137,874,312%
Liabilities in Excess of Other Assets		(0.38 (520,861))%
Total Net Assets		100.00 137,353,451%

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $4,897,809 (3.57% of net assets) at March 31, 2020.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares or Face Amount		$ Fair Value*
Common Stocks		94.20%
Communication Services		3.45%
	Diversified Telecommunication Services	2.72%
175,015	Bandwidth, Inc.(a)	11,776,759
	Interactive Media & Services	0.73%
166,275	CarGurus, Inc.(a)	3,149,249
Total Communication Services (Cost $14,140,065)		14,926,008
Consumer Discretionary		6.79%
	Auto Components	0.64%
220,790	Motorcar Parts of America, Inc.(a)	2,777,538
	Diversified Consumer Services	0.71%
86,075	Chegg, Inc.(a)	3,079,763
	Hotels, Restaurants & Leisure	1.53%
41,075	Texas Roadhouse, Inc.	1,696,397
62,025	Wingstop, Inc.	4,943,393
		6,639,790
	Household Durables	0.79%
583,955	Lovesac Co/The(a)	3,404,458
	Internet & Direct Marketing Retail	1.96%
84,250	Chewy, Inc.(a)	3,158,532
133,110	Fiverr International Ltd.(a) (b)	3,350,379
280,875	RealReal Inc/The(a)	1,968,934
		8,477,845
	Specialty Retail	0.46%
28,500	Five Below, Inc.(a)	2,005,830
	Textiles, Apparel & Luxury Goods	0.70%
130,217	Steven Madden Ltd.	3,024,941
Total Consumer Discretionary (Cost $37,627,149)		29,410,165
Financials		9.26%
	Capital Markets	1.93%
151,195	Hamilton Lane Inc. — Class A	8,362,596

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Consumer Finance	1.17%
199,000	Green Dot Corp.(a)	5,052,610
	Insurance	6.16%
204,610	Benefytt Technologies, Inc.(a)	4,581,218
93,800	eHealth, Inc.(a)	13,208,916
152,670	Palomar Holdings, Inc.(a)	8,879,287
		26,669,421
Total Financials (Cost $20,714,889)		40,084,627
Health Care		34.38%
	Biotechnology	13.34%
108,935	ACADIA Pharmaceuticals, Inc.(a)	4,602,504
454,945	CareDx, Inc.(a)	9,931,449
172,285	Deciphera Pharmaceuticals, Inc.(a)	7,092,973
456,745	Halozyme Therapeutics, Inc.(a)	8,216,843
135,915	Ligand Pharmaceuticals, Inc.(a)	9,883,739
351,030	Natera, Inc.(a)	10,481,756
78,210	Repligen Corp.(a)	7,550,393
		57,759,657
	Health Care Equipment & Supplies	4.94%
91,310	Novocure Ltd.(a) (b)	6,148,815
109,040	Quidel Corp.(a)	10,665,203
142,005	STAAR Surgical Co.(a)	4,581,081
		21,395,099
	Health Care Providers & Services	2.10%
130,893	HealthEquity, Inc.(a)	6,621,877
116,995	Progyny, Inc.(a)	2,479,124
		9,101,001
	Health Care Technology	5.04%
145,950	HMS Holdings Corp.(a)	3,688,156
331,275	Livongo Health, Inc.(a)	9,451,276
55,880	Teladoc Health, Inc.(a)	8,661,959
		21,801,391
	Life Sciences Tools & Services	5.44%
191,875	Adaptive Biotechnologies Corporation(a)	5,330,287
47,795	Bio-Techne Corp.	9,062,888
260,770	Quanterix Corp.(a)	4,790,345
110,625	Syneos Health, Inc.(a)	4,360,838
		23,544,358

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	3.52%
170,940	Catalent, Inc.(a)	8,880,333
465,265	Optinose, Inc.(a)	2,089,040
391,020	Verrica Pharmaceuticals, Inc.(a)(c)	4,273,848
		15,243,221
Total Health Care (Cost $118,948,996)		148,844,727
Industrials		17.60%
	Air Freight & Logistics	2.25%
532,020	Air Transport Services Group, Inc.(a)	9,725,326
	Building Products	2.41%
118,115	Advanced Drainage Systems, Inc.	3,477,306
322,245	PGT Innovations, Inc.(a)	2,703,635
52,910	Trex Co., Inc.(a)	4,240,207
		10,421,148
	Commercial Services & Supplies	0.66%
95,295	IAA Inc.(a)	2,855,038
	Construction & Engineering	1.66%
220,205	MasTec, Inc.(a)	7,207,310
	Electrical Equipment	1.58%
73,450	Generac Holdings, Inc.(a)	6,843,336
	Machinery	3.09%
79,280	John Bean Technologies Corp.	5,888,125
300,510	Kornit Digital Ltd.(a) (b)	7,479,694
		13,367,819
	Professional Services	4.95%
64,945	FTI Consulting, Inc.(a)	7,778,463
151,458	ICF International, Inc.	10,405,165
132,620	Korn Ferry	3,225,318
		21,408,946
	Trading Companies & Distributors	1.00%
59,045	SiteOne Landscape Supply, Inc.(a)	4,346,893
Total Industrials (Cost $76,062,507)		76,175,816

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		21.25%
	Communications Equipment	3.57%
228,470	ADTRAN, Inc.	1,754,650
155,490	Ciena Corp.(a)	6,190,057
101,585	Lumentum Holdings, Inc.(a)	7,486,814
		15,431,521
	IT Services	1.60%
85,920	Endava Plc — ADR(a) (b)	3,020,947
759,910	Paysign, Inc.(a)	3,921,136
		6,942,083
	Semiconductors & Semiconductor Equipment	4.71%
106,690	Inphi Corporation(a)	8,446,647
47,935	Monolithic Power Systems, Inc.	8,027,195
45,900	Silicon Laboratories, Inc.(a)	3,920,319
		20,394,161
	Software	11.37%
397,540	8x8, Inc.(a)	5,509,905
89,125	Avalara, Inc.(a)	6,648,725
237,261	Mimecast Ltd.(a) (b)	8,375,313
63,890	Paylocity Holding Corp.(a)	5,642,765
521,800	Pluralsight, Inc.(a)	5,729,364
204,145	PROS Holdings, Inc.(a)	6,334,619
217,020	Sprout Social, Inc.(a)	3,463,639
117,795	Varonis Systems, Inc.(a)	7,500,008
		49,204,338
Total Information Technology (Cost $75,672,669)		91,972,103
Materials		1.47%
	Construction Materials	1.47%
424,783	Summit Materials, Inc. — Class A(a)	6,371,745
Total Materials (Cost $6,849,459)		6,371,745
Total Common Stocks (Cost $350,015,734)		407,785,191

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 Continued

Shares or Face Amount		$ Fair Value*
REITs		4.14%
Real Estate		4.14%
	Equity Real Estate Investment Trusts (REITs)	4.14%
169,360	CyrusOne, Inc.	10,457,980
129,180	QTS Realty Trust, Inc.	7,493,732
Total Real Estate (Cost $13,915,178)		17,951,712
Total REITs (Cost $13,915,178)		17,951,712
Short Term Investments		0.86%
Investment Company		0.86%
3,717,021	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 0.19%(d)	3,717,021
Total Investment Company		3,717,021
Total Short Term Investments (Cost $3,717,021)		3,717,021
Total Investments (Cost $367,647,933)		99.20 429,453,924%
Other Assets in Excess of Liabilities		0.80 3,445,725%
Total Net Assets		100.00 432,899,649%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $28,375,148 (6.55% of net assets) at March 31, 2020.

(c)  Illiquid Security. The total value of this security amounted to $4,273,848 (0.99% of net assets) at March 31, 2020.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND
LIABILITIES

March 31, 2020

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$1,263,801,043	$55,659,472	$65,600,391	$349,125,876	$97,688,805
Investments in securities, at value:	1,323,107,492	64,904,629	66,416,505	407,106,622	146,381,861
Cash:	—	—	—	—	—
Cash denominated in foreign currency, at value(1):	—	—	—	—	—
Receivables:
Investments sold	39,843,325	157,516	326,200	22,849	—
Fund shares sold	1,290,143	174,926	11,705	16,020	45,137
Dividends	414,350	59,735	10,146	993,562	118,904
Interest	53,717	16,329	6,913	256,984	3,636
Other receivables	—	—	—	—	—
Other assets	61,349	16,477	14,099	21,108	23,607
Total assets	1,364,770,376	65,329,612	66,785,568	408,417,145	146,573,145
LIABILITIES:
Payables:
Investments purchased	23,976,811	450,790	750,142	—	—
Written options, at value(2) (Note 8)	—	—	—	345,600	—
Fund shares purchased	1,657,054	123,938	196,706	343,957	71,483
Management fees (Note 3)	1,030,927	43,505	77,458	315,404	96,471
Custodian fees (Note 3)	—	—	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	421,686	1,356	18,286	76,698	28,909
Other payables	—	—	—	—	—
Accrued expenses	16,790	2,447	8,025	77,092	17,555
Total liabilities	27,103,268	622,036	1,050,617	1,158,751	214,418
NET ASSETS	$1,337,667,108	$64,707,576	$65,734,951	$407,258,394	$146,358,727
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$1,293,149,205	$57,162,481	$64,979,523	$344,266,848	$99,164,758
Total distributable earnings	44,517,903	7,545,095	755,428	62,991,546	47,193,969
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,337,667,108	$64,707,576	$65,734,951	$407,258,394	$146,358,727
Net Assets — Investor Class	$1,132,236,944	$23,820,813	$42,632,675	$273,415,692	$88,051,439
Outstanding Shares — Investor Class	56,943,476	1,577,565	3,411,459	22,916,648	4,154,311
NET ASSET VALUE PER SHARE — Investor Class	$19.88	$15.10	$12.50	$11.93	$21.20
Net Assets — Institutional Class	$205,430,164	$40,886,763	$23,102,276	$133,842,702	$58,307,287
Outstanding Shares — Institutional Class	10,318,185	2,707,957	1,846,233	11,222,362	2,750,000
NET ASSET VALUE PER SHARE — Institutional Class	$19.91	$15.10	$12.51	$11.93	$21.20
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	303,373	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$206,936,972	$319,400,611	$51,884,963	$104,035,962	$367,647,933
Investments in securities, at value:	185,634,818	359,311,942	72,965,135	137,874,312	429,453,924
Cash:	—	17,102	—	—	—
Cash denominated in foreign currency, at value(1):	—	33,346	—	—	—
Receivables:
Investments sold	287,688	55,631	906,354	489,919	5,280,118
Fund shares sold	188,881	957,478	31,908	15,887	207,011
Dividends	—	1,291,858	49,905	73,662	272,403
Interest	2,966,654	23,582	2,529	8,531	28,250
Other receivables	—	—	—	—	—
Other assets	35,411	26,761	21,708	22,759	29,166
Total assets	189,136,932	361,717,700	73,977,539	138,485,070	435,270,872
LIABILITIES:
Payables:
Investments purchased	1,105,000	56,735	754,949	892,231	1,581,797
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	114,107	1,218,181	54,992	93,189	268,945
Management fees (Note 3)	144,349	261,369	47,652	102,909	322,285
Custodian fees (Note 3)	—	15,543	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	—	33,881	3,143	30,245	192,203
Other payables	—	—	—	—	—
Accrued expenses	2,580	38,511	820	13,045	5,988
Total liabilities	1,366,036	1,624,220	861,556	1,131,619	2,371,218
NET ASSETS	$187,770,896	$360,093,480	$73,115,983	$137,353,451	$432,899,654
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$208,961,098	$321,181,061	$51,946,975	$103,136,193	$379,972,373
Total distributable earnings	(21,190,202)	38,912,419	21,169,008	34,217,258	52,927,281
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$187,770,896	$360,093,480	$73,115,983	$137,353,451	$432,899,654
Net Assets — Investor Class	$46,035,806	$183,808,893	$27,871,979	$86,029,510	$337,804,412
Outstanding Shares — Investor Class	4,736,809	13,570,769	943,997	6,609,362	30,871,843
NET ASSET VALUE PER SHARE — Investor Class	$9.72	$13.54	$29.53	$13.02	$10.94
Net Assets — Institutional Class	$141,735,090	$176,284,587	$45,244,005	$51,323,941	$95,095,237
Outstanding Shares — Institutional Class	14,596,353	13,010,403	1,530,501	3,938,612	8,680,190
NET ASSET VALUE PER SHARE — Institutional Class	$9.71	$13.55	$29.56	$13.03	$10.96
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Cash denominated in foreign currencies, at cost	—	33,263	—	—	—
(2) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2020

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	—	$84,317	—	$959,480	—
Dividends from securities	$12,267,953	1,188,106	$350,217	17,339,158	$1,841,621
Foreign tax withheld on dividends	(15,762)	(2,517)	(30)	(164,311)	—
Total investment income	12,252,191	1,269,906	350,187	18,134,327	1,841,621
EXPENSES:
Management fees (Note 3)	15,553,851	524,331	1,148,351	5,127,063	1,394,385
Shareholder Service Fees — Investor Class (Note 7)	1,740,985	33,499	65,479	445,077	132,376
Registration fees	71,480	31,957	32,524	35,725	34,217
Custody fees	—	—	—	—	—
Other expenses	33,285	1,847	2,142	12,477	3,884
Total expenses	17,399,601	591,634	1,248,496	5,620,342	1,564,862
Net investment income (loss)	(5,147,410)	678,272	(898,309)	12,513,985	276,759
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	239,791,313	(1,235,429)	4,967,396	7,119,200	17,594,269
Options written (Note 8)	—	—	—	2,172,593	—
Net unrealized appreciation/depreciation during the year on:
Investments	(372,840,225)	(6,934,578)	(14,748,717)	(124,969,627)	(22,605,705)
Options written (Note 8)	—	—	—	(56,451)	—
Net realized and unrealized gain (loss)	(133,048,912)	(8,170,007)	(9,781,321)	(115,734,285)	(5,011,436)
Net decrease in net assets resulting from operations	$(138,133,822)	$(7,491,735)	$(10,679,630)	$(103,220,300)	$(4,734,677)

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$10,320,691	—	—	—	—
Dividends from securities	337,674	$7,227,970	$919,025	$992,629	$1,719,623
Foreign tax withheld on dividends	(111)	(879,943)	(6,493)	(989)	(14,070)
Total investment income	10,658,254	6,348,027	912,532	991,640	1,705,553
EXPENSES:
Management fees (Note 3)	1,803,965	3,420,058	612,178	1,453,065	4,628,519
Shareholder Service Fees — Investor Class (Note 7)	71,080	235,659	39,156	129,613	488,940
Registration fees	33,986	47,491	32,660	40,173	38,011
Custody fees	—	85,306	—	—	—
Other expenses	14,348	7,167	2,032	3,121	10,382
Total expenses	1,923,379	3,795,681	686,026	1,625,972	5,165,852
Net investment income (loss)	8,734,875	2,552,346	226,506	(634,332)	(3,460,299)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	545,930	46,628	116,976	11,862,668	22,298,931
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	(24,152,200)	(34,252,460)	(3,183,801)	(15,719,274)	(51,997,098)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain (loss)	(23,606,270)	(34,205,832)	(3,066,825)	(3,856,606)	(29,698,167)
Net decrease in net assets resulting from operations	$(14,871,395)	$(31,653,486)	$(2,840,319)	$(4,490,938)	$33,158,466

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Emerging Opportunities Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$(5,147,410)	$(4,123,459)	$678,272	$847,467	$(898,309)	$(870,567)
Net realized gain on investment transactions	239,791,313	109,271,672	(1,235,429)	1,214,980	4,967,396	10,221,223
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(372,840,225)	56,258,991	(6,934,578)	2,058,259	(14,748,717)	(1,859,026)
Net increase (decrease) in net assets resulting from operations	(138,196,322)	161,407,204	(7,491,735)	4,120,706	(10,679,630)	7,491,630
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(236,305,302)	(110,113,837)	(708,148)	(2,716,751)	(4,253,755)	(9,489,887)
Return of capital	—	—	(42,916)	—	—	—
Total distributions	(236,305,302)	(110,113,837)	(751,064)	(2,716,751)	(4,253,755)	(9,489,887)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	206,300,631	415,923,525	6,815,282	9,078,114	6,245,478	6,067,632
Institutional Class	322,701,272	—	52,078,530	—	31,935,871	—
Reinvested dividends and distributions
Investor Class	197,048,623	106,874,653	414,171	2,654,601	2,727,174	9,179,140
Institutional Class	32,726,500	—	312,479	—	1,395,082	—
Shares Issued	758,777,026	522,798,178	59,620,462	11,732,715	42,303,605	15,246,772
Redemptions
Investor Class	(716,838,812)	(726,779,933)	(40,365,885)	(14,201,824)	(42,636,704)	(17,184,615)
Institutional Class	(74,031,084)	—	(4,602,812)	—	(3,031,053)	—
Redemption fees (Note 5)
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Shares repurchased	(790,869,896)	(726,779,933)	(44,968,697)	(14,201,824)	(45,667,757)	(17,184,615)
Net increase (decrease) from capital share transactions	(32,092,870)	(203,981,755)	14,651,765	(2,469,109)	(3,364,152)	(1,937,843)
Total increase (decrease) in net assets	(406,594,494)	(152,688,388)	6,408,966	(1,065,154)	(18,297,537)	(3,936,100)
NET ASSETS:
Beginning of year	1,744,261,602	1,896,949,990	58,298,610	59,363,764	84,032,488	87,968,588
End of year	$1,337,667,108	$1,744,261,602	$64,707,576	$58,298,610	$65,734,951	$84,032,488
Fund share transactions:
Shares issued
Investor Class	8,114,121	16,719,992	383,278	544,728	395,510	378,496
Institutional Class	12,059,154	—	2,957,318	—	1,950,037	—
	20,173,275	16,719,992	3,340,596	544,728	2,345,547	378,496
Reinvested dividends and distributions
Investor Class	8,210,360	5,027,030	24,235	169,194	164,090	706,631
Institutional Class	1,362,469	—	18,699	—	83,839	—
	9,572,829	5,027,030	42,934	169,194	247,929	706,631
Shares Issued	29,746,104	21,747,022	3,383,530	713,922	2,593,476	1,085,127
Shares repurchased
Investor Class	(28,341,179)	(30,153,058)	(2,332,103)	(857,868)	(2,639,316)	(1,082,528)
Institutional Class	(3,103,438)	—	(268,060)	—	(187,644)	—
Total Shares Repurchased	(31,444,617)	(30,153,058)	(2,600,163)	(857,868)	(2,826,960)	(1,082,528)
Net increase (decrease) in fund shares	(1,698,513)	(8,406,036)	783,367	(143,946)	(233,484)	2,599
The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$12,513,985	$17,085,190	$276,759	$334,186
Net realized gain on investment transactions	9,291,793	11,198,576	17,594,269	25,981,469
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(125,026,078)	21,161,075	(22,605,705)	(3,409,082)
Net increase (decrease) in net assets resulting from operations	(103,220,300)	49,444,841	(4,734,677)	22,906,573
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(16,305,324)	(35,878,816)	(22,442,337)	(44,229,643)
Return of capital	—	—	—	—
Total distributions	(16,305,324)	(35,878,816)	(22,442,337)	(44,229,643)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	8,468,198	24,699,685	6,138,725	11,315,580
Institutional Class	192,711,625	—	72,785,092	—
Reinvested dividends and distributions
Investor Class	11,940,056	34,755,445	13,954,602	43,555,073
Institutional Class	3,679,342	—	8,131,987	—
Shares Issued	216,799,221	59,455,130	101,010,406	54,870,653
Redemptions
Investor Class	(291,492,747)	(145,756,801)	(94,869,871)	(63,228,598)
Institutional Class	(23,871,195)	—	(7,174,880)	—
Redemption fees (Note 5)
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Shares repurchased	(315,363,942)	(145,756,801)	(102,044,751)	(63,228,598)
Net increase (decrease) from capital share transactions	(98,564,721)	(86,301,671)	(1,034,345)	(8,357,945)
Total increase (decrease) in net assets	(218,090,345)	(72,735,646)	(28,211,359)	(29,681,015)
NET ASSETS:
Beginning of year	625,348,739	698,084,385	174,570,086	204,251,101
End of year	$407,258,394	$625,348,739	$146,358,727	$174,570,086
Fund share transactions:
Shares issued
Investor Class	559,738	1,606,175	239,496	402,669
Institutional Class	12,609,730	—	2,703,466	—
	13,169,468	1,606,175	2,942,962	402,669
Reinvested dividends and distributions
Investor Class	793,912	2,380,628	560,201	1,992,455
Institutional Class	245,232	—	326,455	—
	1,039,144	2,380,628	886,656	1,992,455
Shares Issued	14,208,612	3,986,803	3,829,618	2,395,124
Shares repurchased
Investor Class	(19,385,727)	(9,590,693)	(3,600,122)	(2,287,622)
Institutional Class	(1,632,600)	—	(279,922)	—
Total Shares Repurchased	(21,018,327)	(9,590,693)	(3,880,044)	(2,287,622)
Net increase (decrease) in fund shares	(6,809,715)	(5,603,890)	(50,426)	107,502

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$8,734,875	$9,703,149	$2,552,346	$1,880,028	$226,506	$181,352
Net realized gain on investment transactions	545,930	248,000	46,628	3,934,373	116,976	2,467,683
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(24,152,200)	(3,139,572)	(34,252,460)	(3,163,588)	(3,183,801)	5,730,182
Net increase (decrease) in net assets resulting from operations	(14,871,395)	6,811,577	(31,653,486)	2,650,813	(2,840,319)	8,379,217
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(8,705,714)	(10,394,594)	(2,604,701)	(6,555,569)	(1,260,297)	(3,420,115)
Return of capital	—	—	—	—	—	—
Total distributions	(8,705,714)	(10,394,594)	(2,604,701)	(6,555,569)	(1,260,297)	(3,420,115)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	16,651,157	36,291,699	89,387,217	107,233,312	5,577,768	6,477,705
Institutional Class	181,490,562	—	261,186,092	—	54,591,180	—
Reinvested dividends and distributions
Investor Class	3,844,464	9,744,720	1,202,548	6,071,856	472,165	3,284,029
Institutional Class	4,078,662	—	1,214,800	—	739,158	—
Shares Issued	206,064,845	46,036,419	352,990,657	113,305,168	61,380,271	9,761,734
Redemptions
Investor Class	(162,179,247)	(82,297,800)	(244,307,743)	(46,385,811)	(48,314,639)	(14,742,594)
Institutional Class	(23,988,189)	—	(55,210,922)	—	(4,851,305)	—
Redemption fees (Note 5)
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Shares repurchased	(186,167,436)	(82,297,800)	(299,518,665)	(46,385,811)	(53,165,944)	(14,742,594)
Net increase (decrease) from capital share transactions	19,897,409	(36,261,381)	53,471,992	66,919,357	8,214,327	(4,980,860)
Total increase (decrease) in net assets	(3,679,700)	(39,844,398)	19,213,805	63,014,601	4,113,711	(21,758)
NET ASSETS:
Beginning of period	191,450,596	231,294,994	340,879,675	277,865,074	69,002,272	69,024,030
End of period	$187,770,896	$191,450,596	$360,093,480	$340,879,675	$73,115,983	$69,002,272
Fund share transactions:
Shares issued
Investor Class	1,516,951	3,354,334	6,008,278	7,417,295	172,360	215,365
Institutional Class	16,458,266	—	16,486,606	—	1,655,235	—
	17,975,217	3,354,334	22,494,884	7,417,295	1,827,595	215,365
Reinvested dividends and distributions
Investor Class	350,903	898,676	71,966	456,874	13,678	120,382
Institutional Class	372,852	—	72,699	—	21,394	—
	723,754	898,676	144,665	456,874	35,072	120,382
Shares Issued	18,698,971	4,253,010	22,639,549	7,874,169	1,862,667	335,747
Shares repurchased
Investor Class	(14,764,965)	(7,576,892)	(15,607,068)	(3,174,368)	(1,466,945)	(484,776)
Institutional Class	(2,234,765)	—	(3,548,902)	—	(146,127)	—
Total Shares Repurchased	(16,999,730)	(7,576,892)	(19,155,970)	(3,174,368)	(1,613,072)	(484,776)
Net increase (decrease) in fund shares	1,699,241	(3,323,882)	3,483,579	4,699,801	249,595	(149,029)

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$(634,332)	$(389,521)	$(3,460,299)	$(3,321,236)
Net realized gain on investment transactions	11,862,668	10,703,705	22,298,931	82,752,622
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(15,719,274)	574,142	(51,997,098)	(16,807,095)
Net increase (decrease) in net assets resulting from operations	(4,490,938)	10,888,326	(33,158,466)	62,624,291
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(13,465,597)	(5,175,731)	(46,863,860)	(103,368,251)
Return of capital	—	—	—	—
Total distributions	(13,465,597)	(5,175,731)	(46,863,860)	(103,368,251)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	46,767,088	4,820,981	26,737,339	52,782,283
Institutional Class	63,911,053	—	120,044,991	—
Reinvested dividends and distributions
Investor Class	8,843,404	5,138,307	37,817,344	101,824,965
Institutional Class	4,461,718	—	8,235,789	—
Shares Issued	123,983,263	9,959,288	192,835,463	154,607,248
Redemptions
Investor Class	(97,399,541)	(35,996,580)	(181,346,811)	(139,273,015)
Institutional Class	(6,535,831)	—	(8,976,585)	—
Redemption fees (Note 5)
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Shares repurchased	(103,935,372)	(35,996,580)	(190,323,396)	(139,273,015)
Net increase (decrease) from capital share transactions	20,047,891	(26,037,292)	2,512,067	15,334,233
Total increase (decrease) in net assets	2,091,356	(20,324,697)	(77,510,259)	(25,409,727)
NET ASSETS:
Beginning of period	135,262,095	155,586,792	510,409,913	535,819,640
End of period	$137,353,451	$135,262,095	$432,899,654	$510,409,913
Fund share transactions:
Shares issued
Investor Class	3,071,189	347,891	1,964,337	3,464,564
Institutional Class	4,082,600	—	8,772,669	—
	7,153,789	347,891	10,737,006	3,464,564
Reinvested dividends and distributions
Investor Class	581,420	422,558	2,782,733	9,480,910
Institutional Class	293,149	—	605,573	—
	874,569	422,558	3,388,306	9,480,910
Shares Issued	8,028,358	770,449	14,125,312	12,945,474
Shares repurchased
Investor Class	(6,358,182)	(2,573,659)	(13,476,585)	(9,077,196)
Institutional Class	(437,136)	—	(698,052)	—
Total Shares Repurchased	(6,795,318)	(2,573,659)	(14,174,637)	(9,077,196)
Net increase (decrease) in fund shares	1,233,040	(1,803,210)	(49,325)	3,868,278

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.29	$24.52	$21.86	$19.30	$21.50
Income from investment operations:
Net investment loss	(0.06)	(0.06)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gains (losses)	(1.76)	2.31	3.82	3.10	(0.69)
Total from investment operations	(1.82)	2.25	3.78	3.08	(0.72)
Less distributions:
Distributions from capital gains	(3.59)	(1.48)	(1.12)	(0.52)	(1.48)
Total distributions	(3.59)	(1.48)	(1.12)	(0.52)	(1.48)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$19.88	$25.29	$24.52	$21.86	$19.30
Total return	(9.64%)	10.34%	17.35%	16.07%	(3.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,132,237	$1,744,262	$1,896,950	$1,254,238	$1,010,583
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.21%)	(0.20%)	(0.11%)	(0.18%)
Portfolio turnover rate	123%	77%	42%	51%	59%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$27.10
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains (losses)	(3.56)
Total from investment operations	(3.60)
Less distributions:
Distributions from capital gains	(3.59)
Total distributions	(3.59)
Net asset value, end of period	$19.91
Total return	(15.55	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205,430
Ratio of expenses to average net assets**	0.86%
Ratio of net investment income (loss) to average net assets**	(0.25%)
Portfolio turnover rate	123%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.65	$16.28	$15.32	$13.20	$13.76
Income from investment operations:
Net investment income	0.44	0.25	0.19	0.18	0.16
Net realized and unrealized gains (losses)	(1.81)	0.91	1.11	2.22	(0.30)
Total from investment operations	(1.37)	1.16	1.30	2.40	(0.14)
Less distributions:
Distributions from investment Income	(0.17)	(0.25)	(0.19)	(0.18)	(0.17)
Distributions from capital gains	—	(0.54)	(0.15)	(0.10)	(0.26)
Distributions from return of capital	(0.01)	—	—	—	—
Total distributions	(0.18)	(0.79)	(0.34)	(0.28)	(0.43)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	0.01
Net asset value, end of period	$15.10	$16.65	$16.28	$15.32	$13.20
Total return	(8.32%)	7.48%	8.51%	18.35%	(0.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,821	$58,299	$59,364	$59,795	$38,222
Ratio of expenses to average net assets	0.95%	0.94%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets	0.84%	1.45%	1.16%	1.34%	1.21%
Portfolio turnover rate	31%	20%	21%	26%	65%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$17.37
Income from investment operations:
Net investment income	0.28
Net realized and unrealized gains (losses)	(2.41)
Total from investment operations	(2.13)
Less distributions:
Distributions from investment Income	(0.13)
Distributions from capital gains	—
Distributions from return of capital	(0.01)
Total distributions	(0.14)
Net asset value, end of period	$15.10
Total return	(12.34	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,887
Ratio of expenses to average net assets**	0.80%
Ratio of net investment income (loss) to average net assets**	1.23%
Portfolio turnover rate	31%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.30	$16.03	$15.78	$13.89	$17.85
Income from investment operations:
Net investment loss	(0.15)	(0.15)	(0.18)	(0.13)	(0.28)
Net realized and unrealized gains (losses)	(1.85)	1.32	3.55	3.25	(2.45)
Total from investment operations	(2.00)	1.17	3.37	3.12	(2.73)
Less distributions:
Distributions from capital gains	(0.80)	(1.90)	(3.12)	(1.23)	(1.23)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$12.50	$15.30	$16.03	$15.78	$13.89
Total return	(14.38%)	9.39%	21.84%	22.99%	(15.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,633	$84,032	$87,969	$85,336	$114,270
Ratio of expenses to average net assets	1.49%	1.48%	1.48%	1.48%	1.47%
Ratio of net investment income (loss) to average net assets	(1.00%)	(0.94%)	(1.10%)	(0.62%)	(1.19%)
Portfolio turnover rate	22%	40%	48%	95%	70%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$16.44
Income from investment operations:
Net investment loss	(0.14)
Net realized and unrealized gains (losses)	(2.99)
Total from investment operations	(3.13)
Less distributions:
Distributions from capital gains	(0.80)
Net asset value, end of period	$12.51
Total return	(20.25	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,102
Ratio of expenses to average net assets**	1.35%
Ratio of net investment income (loss) to average net assets**	(1.19%)
Portfolio turnover rate	22%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.27	$15.00	$14.74	$13.70	$14.53
Income from investment operations:
Net investment income	0.72	0.39	0.34	0.35	0.38
Net realized and unrealized gains (losses)	(3.63)	0.71	0.77	1.14	(0.70)
Total from investment operations	(2.91)	1.10	1.11	1.49	(0.32)
Less distributions:
Distributions from investment Income	(0.32)	(0.39)	(0.36)	(0.38)	(0.41)
Distributions from capital gains	(0.11)	(0.44)	(0.49)	(0.07)	(0.10)
Total distributions	(0.43)	(0.83)	(0.85)	(0.45)	(0.51)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$11.93	$15.27	$15.00	$14.74	$13.70
Total return	(19.63%)	7.73%	7.57%	11.02%	(2.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273,416	$625,349	$698,084	$797,453	$899,246
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	1.99%	2.57%	2.27%	2.45%	2.72%
Portfolio turnover rate	5%	6%	2%	1%	5%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$15.31
Income from investment operations:
Net investment income	0.57
Net realized and unrealized gains (losses)	(3.60)
Total from investment operations	(3.03)
Less distributions:
Distributions from investment Income	(0.25)
Distributions from capital gains	(0.10)
Total distributions	(0.35)
Net asset value, end of period	$11.93
Total return	(20.20	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,843
Ratio of expenses to average net assets**	0.86%
Ratio of net investment income (loss) to average net assets**	2.79%
Portfolio turnover rate	5%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.10	$29.83	$30.83	$28.86	$34.60
Income from investment operations:
Net investment income	0.08	0.05	0.39	0.23	0.18
Net realized and unrealized gains (losses)	(0.55)	2.76	4.58	3.36	(0.61)
Total from investment operations	(0.47)	2.81	4.97	3.59	(0.43)
Less distributions:
Distributions from investment Income	(0.08)	(0.01)	(0.45)	(0.22)	(0.19)
Distributions from capital gains	(3.35)	(7.53)	(5.52)	(1.40)	(5.12)
Total distributions	(3.43)	(7.54)	(5.97)	(1.62)	(5.31)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$21.20	$25.10	$29.83	$30.83	$28.86
Total return	(3.90%)	13.17%	16.42%	12.88%	(0.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,051	$174,570	$204,251	$326,944	$395,511
Ratio of expenses to average net assets	0.92%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	0.11%	0.17%	0.90%	0.70%	0.52%
Portfolio turnover rate	33%	16%	32%	18%	42%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$27.10
Income from investment operations:
Net investment income	0.15
Net realized and unrealized gains (losses)	(2.59)
Total from investment operations	(2.44)
Less distributions:
Distributions from investment Income	(0.10)
Distributions from capital gains	(3.36)
Total distributions	(3.46)
Net asset value, end of period	$21.20
Total return	(10.92	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,307
Ratio of expenses to average net assets**	0.78%
Ratio of net investment income (loss) to average net assets**	0.28%
Portfolio turnover rate	33%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.86	$11.04	$11.21	$11.04	$11.71
Income from investment operations:
Net investment income	1.17	0.51	0.50	0.48	0.44
Net realized and unrealized gains (losses)	(1.85)	(0.15)	(0.15)	0.42	(0.48)
Total from investment operations	(0.68)	0.36	0.35	0.90	(0.04)
Less distributions:
Distributions from investment Income	(0.46)	(0.51)	(0.47)	(0.47)	(0.46)
Distributions from capital gains	—	(0.03)	(0.05)	(0.26)	(0.17)
Total distributions	(0.46)	(0.54)	(0.52)	(0.73)	(0.63)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$9.72	$10.86	$11.04	$11.21	$11.04
Total return	(6.67%)	3.46%	3.20%	8.37%	(0.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,036	$191,451	$231,295	$236,006	$282,385
Ratio of expenses to average net assets	1.02%	1.02%	1.02%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets	3.60%	4.68%	4.06%	4.27%	3.79%
Portfolio turnover rate	36%	22%	41%	40%	44%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$11.01
Income from investment operations:
Net investment income	0.71
Net realized and unrealized gains (losses)	(1.66)
Total from investment operations	(0.95)
Less distributions:
Distributions from investment Income	(0.35)
Distributions from capital gains	—
Total distributions	(0.35)
Net asset value, end of period	$9.71
Total return	(8.94	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,735
Ratio of expenses to average net assets**	0.88%
Ratio of net investment income (loss) to average net assets**	4.90%
Portfolio turnover rate	36%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.76	$15.10	$12.80	$11.40	$11.93
Income from investment operations:
Net investment income	0.19	0.09	0.06	0.13	0.06
Net realized and unrealized gains (losses)	(1.31)	(0.11)	2.29	1.39	(0.54)
Total from investment operations	(1.12)	(0.02)	2.35	1.52	(0.48)
Less distributions:
Distributions from investment Income	(0.10)	(0.08)	(0.04)	(0.12)	(0.05)
Distributions from capital gains	—	(0.24)	(0.01)	—	—
Total distributions	(0.10)	(0.32)	(0.05)	(0.12)	(0.05)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$13.54	$14.76	$15.10	$12.80	$11.40
Total return	(7.67%)	0.11%	18.40%	13.46%	(4.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183,809	$340,880	$277,865	$203,276	$234,446
Ratio of expenses to average net assets	1.03%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets	0.55%	0.64%	0.42%	1.02%	0.52%
Portfolio turnover rate	13%	16%	13%	4%	7%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$15.85
Income from investment operations:
Net investment income	0.20
Net realized and unrealized gains (losses)	(2.39)
Total from investment operations	(2.19)
Less distributions:
Distributions from investment Income	(0.11)
Distributions from capital gains	—
Total distributions	(0.11)
Net asset value, end of period	$13.55
Total return	(13.95	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,285
Ratio of expenses to average net assets**	0.88%
Ratio of net investment income (loss) to average net assets**	0.86%
Portfolio turnover rate	13%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.01	$29.08	$26.53	$23.09	$25.09
Income from investment operations:
Net investment income	0.09	0.09	0.09	0.08	0.09
Net realized and unrealized gains (losses)	(1.07)	3.46	4.01	4.18	(0.47)
Total from investment operations	(0.98)	3.55	4.10	4.26	(0.38)
Less distributions:
Distributions from investment Income	(0.07)	(0.11)	(0.04)	(0.13)	(0.04)
Distributions from capital gains	(0.43)	(1.51)	(1.51)	(0.69)	(1.58)
Total distributions	(0.50)	(1.62)	(1.55)	(0.82)	(1.62)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$29.53	$31.01	$29.08	$26.53	$23.09
Total return	(3.40%)	12.96%	15.41%	18.67%	(1.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,872	$69,002	$69,024	$57,881	$47,794
Ratio of expenses to average net assets	0.94%	0.93%	0.93%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	0.21%	0.27%	0.33%	0.34%	0.41%
Portfolio turnover rate	6%	10%	40%	41%	62%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$32.79
Income from investment operations:
Net investment income	0.16
Net realized and unrealized gains (losses)	(2.89)
Total from investment operations	(2.73)
Less distributions:
Distributions from investment Income	(0.07)
Distributions from capital gains	(0.43)
Total distributions	(0.50)
Net asset value, end of period	$29.56
Total return	(8.55	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,244
Ratio of expenses to average net assets**	0.80%
Ratio of net investment income (loss) to average net assets**	0.40%
Portfolio turnover rate	6%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.52	$13.99	$15.68	$15.04	$18.68
Income from investment operations:
Net investment loss	(0.05)	(0.04)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gains (losses)	(0.19)	1.11	1.77	1.85	(1.62)
Total from investment operations	(0.24)	1.07	1.74	1.84	(1.64)
Less distributions:
Distributions from investment Income	—	—	—	—	— (1)
Distributions from capital gains	(1.26)	(0.54)	(3.43)	(1.20)	(2.00)
Total distributions	(1.26)	(0.54)	(3.43)	(1.20)	(2.00)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$13.02	$14.52	$13.99	$15.68	$15.04
Total return	(2.89%)	8.40%	11.69%	12.94%	(8.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,030	$135,262	$155,587	$395,413	$458,635
Ratio of expenses to average net assets	1.02%	1.02%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.39%)	(0.27%)	(0.13%)	(0.09%)	(0.10%)
Portfolio turnover rate	52%	36%	51%	51%	46%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$15.63
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains (losses)	(1.30)
Total from investment operations	(1.34)
Less distributions:
Distributions from capital gains	(1.26)
Net asset value, end of period	$13.03
Total return	(9.72	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,324
Ratio of expenses to average net assets**	0.89%
Ratio of net investment income (loss) to average net assets**	(0.38%)
Portfolio turnover rate	52%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.89	$15.00	$16.61	$16.64	$32.83
Income from investment operations:
Net investment loss	(0.08)	(0.08)	(0.09)	(0.13)	(0.20)
Net realized and unrealized gains (losses)	(0.62)	1.25	2.92	3.19	(3.60)
Total from investment operations	(0.70)	1.17	2.83	3.06	(3.80)
Less distributions:
Distributions from capital gains	(1.25)	(3.28)	(4.44)	(3.09)	(12.39)
Paid-in capital from redemption fees(2)	—	—	—	— (1)	— (1)
Net asset value, end of period	$10.94	$12.89	$15.00	$16.61	$16.64
Total return	(7.33%)	12.19%	17.65%	24.51%	(13.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337,804	$510,410	$535,820	$563,002	$961,411
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.65%)	(0.55%)	(0.64%)	(0.52%)	(0.61%)
Portfolio turnover rate	67%	57%	49%	45%	41%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Condensed data for a share of capital stock outstanding throughout the period.	For the period July 1, 2019* through March 31, 2020
Net asset value, beginning of period	$13.78
Income from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gains (losses)	(1.51)
Total from investment operations	(1.57)
Less distributions:
Distributions from capital gains	(1.25)
Net asset value, end of period	$10.96
Total return	(13.24	%)(1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,095
Ratio of expenses to average net assets**	0.86%
Ratio of net investment income (loss) to average net assets**	(0.73%)
Portfolio turnover rate	67%

*  Inception date

**  Annualized

(1)  The return listed is the non-annualized return for the Institutional Class since inception date.

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

As of July 1, 2019, each of the Funds offers two classes of shares, Investor Class and Institutional Class. Each class of share represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. The shareholder servicing fees for the Investor Class represent the class specific expenses. See Note 7 for more information regarding shareholder servicing fees for the Investor Class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2020, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of March 31, 2020, the Buffalo International Fund held 62 securities where a foreign fair value factor was applied, with a market value of $230,557,497 or 64.02% of total net assets.

Debt securities, including treasury bills, commercial paper, corporate and convertible bonds, bank loans, etc., with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the valuation date, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' valuation policies.

ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management, Inc. ("Advisor" or "KCM"), the Funds' investment advisor, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 8 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2020. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,201,133,060	$—	$—	$1,201,133,060
REITS	55,623,737	—	—	55,623,737
Short Term Investment	66,350,695	—	—	66,350,695
Total*	$1,323,107,492	$—	$—	$1,323,107,492

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$50,355,675	—	—	$50,355,675
REITS	3,232,027	—	—	3,232,027
Convertible Preferred Stocks	411,400	—	—	411,400
Preferred Stocks	256,050	—	—	256,050
Convertible Bonds	—	8,738,427	—	8,738,427
Short Term Investment	1,911,050	—	—	1,911,050
Total*	$64,904,629	$—	$—	$64,904,629

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$54,967,582	—	—	$54,967,582
REIT	1,707,288	—	—	1,707,288
Short Term Investments	9,741,635	—	—	9,741,635
Total*	$66,416,505	$—	$—	$66,416,505

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$377,374,735	—	—	$377,374,735
REITS	11,849,023	—	—	11,849,023
Convertible Bonds	—	8,179,230	—	8,179,230
Corporate Bonds	—	5,902,328	—	5,902,328
Short Term Investment	3,801,306	—	—	3,801,306
Total*	$393,025,064	$14,081,558	$—	$407,106,622
Written Options	$345,600	$—	$—	$345,600

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$137,542,513	—	—	$137,542,513
REITS	5,098,885	—	—	5,098,885
Short Term Investment	3,740,463	—	—	3,740,463
Total*	$146,381,861	$—	$—	$146,381,861

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Preferred Stocks	$2,426,500	—	—	$2,426,500
Common Stocks	1,876,755	—	—	1,876,755
Convertible Bonds	—	31,183,038	—	31,183,038
Corporate Bonds	—	110,440,863	—	110,440,863
Bank Loans	—	35,566,078	—	35,566,078
Short Term Investment	4,141,584	—	—	4,141,584
Total*	$8,444,839	$177,189,979	$—	$185,634,818

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$94,016,951	230,557,497	—	$324,574,448
Short Term Investment	34,737,494	—	—	34,737,494
Total*	$128,754,445	$230,557,497	$—	$359,311,942

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$66,489,133	—	—	$66,489,133
REIT	2,333,393	—	—	2,333,393
Short Term Investment	4,142,609	—	—	4,142,609
Total*	$72,965,135	$—	$—	$72,965,135

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$122,388,151	—	—	$122,388,151
REIT	5,607,079	—	—	5,607,079
Short Term Investment	9,879,082	—	—	9,879,082
Total*	$137,874,312	$—	$—	$137,874,312

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$407,785,191	—	—	$407,785,191
REITS	17,951,712	—		17,951,712
Short Term Investment	3,717,021	—	—	3,717,021
Total*	$429,453,924	$—	$—	$429,453,924

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting year. The basis for recognizing and valuing transfers is as of the beginning of the year in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2020, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2017 through March 31, 2020. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of March 31, 2020.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 7 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations. The Funds adopted the removed and modified disclosures in the Funds' financial statements and have elected to delay the adoption of additional disclosures until their effective date.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has determined that the changes due to the ASU do not have a material impact on the Funds' financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2020 and the year ended March 31, 2019 were as follows:

	Year Ended March 31, 2020			Year Ended March 31, 2019
	Ordinary Income	Return of Capital	Long-Term Capital Gains*	Ordinary Income	Long-Term Capital Gains
Buffalo Discovery Fund	$44,023,909	$—	$192,281,393	$12,334,576	$97,779,261
Buffalo Dividend Focus Fund	708,148	42,916	—	959,250	1,757,501
Buffalo Emerging Opportunities Fund	—	—	4,253,755	2,389,211	7,100,676
Buffalo Flexible Income Fund	13,493,126	—	2,812,198	17,960,609	17,918,207
Buffalo Growth Fund	1,002,914	—	21,439,423	273,363	43,956,280
Buffalo High Yield Fund	8,705,714	—	—	9,788,238	606,356
Buffalo International Fund	2,604,701	—	—	1,570,569	4,985,000
Buffalo Large Cap Fund	657,920	—	602,377	722,703	2,697,412
Buffalo Mid Cap Fund	—	—	13,465,597	—	5,175,731
Buffalo Small Cap Fund	—	—	46,863,860	2,587,277	100,780,974

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2020.

For tax purposes, distributions from short-term capital gain distributions are included in ordinary income distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2020, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Buffalo Discovery Fund	$(29,628,441)	$29,628,441
Buffalo Dividend Focus Fund	—	—
Buffalo Emerging Opportunities Fund	832,932	(832,932)
Buffalo Flexible Income Fund	(1,530,114)	1,530,114
Buffalo Growth Fund	(2,498,540)	2,498,540
Buffalo High Yield Fund	(23,643)	23,643
Buffalo International Fund	—	—

	Distributable Earnings	Paid In Capital
Buffalo Large Cap Fund	$(167,234)	167,234
Buffalo Mid Cap Fund	(1,130,214)	1,130,214
Buffalo Small Cap Fund	(2,968,770)	2,968,770

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2020, the components of distributable earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$1,272,846,659	$55,731,230	$66,150,429	$349,109,770	$97,688,804
Unrealized Appreciation	183,618,498	15,129,360	14,447,040	148,500,597	58,005,638
Unrealized Depreciation	(133,357,665)	(5,955,961)	(14,180,964)	(90,849,345)	(9,312,581)
Net unrealized appreciation	50,260,833	9,173,399	266,076	57,651,252	48,693,057
Undistributed Ordinary Income	—	—	—	921,499	—
Undistributed Long Term Capital Gain	13,952,573	—	711,300	4,920,429	1,606,859
Distributable earnings	13,952,573	—	711,300	5,841,928	1,606,859
Other accumulated gain/(loss)	(19,695,503)	(1,628,304)	(221,948)	(501,634)	(3,105,947)
Total distributable earnings	44,517,903	7,545,095	755,428	62,991,546	47,193,969
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$207,025,369	$319,522,275	$51,913,749	$104,035,962	$369,136,916
Unrealized Appreciation	2,007,204	74,222,506	26,510,265	39,795,833	108,251,047
Unrealized Depreciation	(23,397,755)	(34,399,493)	(5,458,879)	(5,957,483)	(47,934,039)
Net unrealized appreciation/ depreciation	(21,390,551)	39,823,013	21,051,386	33,838,350	60,317,008
Undistributed Ordinary Income	382,214	43,181	226,492	—	—
Undistributed Long Term Capital Gain	—	—	—	551,872	—
Distributable earnings	382,214	43,181	226,492	551,872	—
Other accumulated gain/(loss)	(181,865)	(953,775)	(108,870)	(172,964)	(7,389,727)
Total distributable earnings	(21,190,202)	38,912,419	21,169,008	34,217,258	52,927,281

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year losses and/or straddle loss deferrals.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2020, the Buffalo Funds had the following capital loss carryovers available to offset future taxable gains:

	Short Term Capital Loss Carryover	Long Term Capital Loss Carryover	Total Capital Loss Carryover	Expires
Buffalo Discovery Fund	—	—	—	—
Buffalo Dividend Focus Fund	912,402	715,902	1,628,304	unlimited
Buffalo Emerging Opportunities Fund	—	—	—	—
Buffalo Flexible Income Fund	—	—	—	—

	Short Term Capital Loss Carryover	Long Term Capital Loss Carryover	Total Capital Loss Carryover	Expires
Buffalo Growth Fund	—	—	—	—
Buffalo High Yield Fund	181,865	—	181,865	unlimited
Buffalo International Fund	953,775	—	953,775	unlimited
Buffalo Large Cap Fund	—	—	—	—
Buffalo Mid Cap Fund	—	—	—	—
Buffalo Small Cap Fund	—	—	—	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2020. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2020.

At March 31, 2020, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Discovery Fund	—	19,695,503
Buffalo Dividend Focus Fund	—	—
Buffalo Emerging Opportunities Fund	221,948	—
Buffalo Flexible Income Fund	—	—
Buffalo Growth Fund	—	3,105,947
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	—	108,870
Buffalo Mid Cap Fund	172,964	—
Buffalo Small Cap Fund	974,554	6,415,173

For the Year Ended March 31, 2020, the Buffalo International Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Buffalo International Fund	6,656,837	849,512
	6,656,837	849,512

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to KCM at the rate of 0.85% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.30%, 0.75%, 0.75% and 0.75%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%). GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM. With respect to each Fund's Investor Class, the management fees do not include the shareholder servicing fees.

The Buffalo International Fund incurred $85,306 in custody fees during the period ended March 31, 2020, and owed $15,543 for custody fees as of March 31, 2020.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended March 31, 2020 was $165,000. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2020, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	2,023,362,588	39,914,085	16,755,236	27,810,280	54,797,916
Proceeds from Sales	2,322,293,057	19,600,475	23,486,964	72,005,512	79,303,813
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	92,620,549	96,779,477	10,608,551	78,851,660	332,844,763
Proceeds from Sales	67,062,115	46,098,822	4,488,840	80,087,898	364,859,371

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended March 31, 2020.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the period ended March 31, 2020.

7. SHAREHOLDER SERVICING PLAN:

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan, effective July 1, 2019, to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. No shareholder servicing fees are charged to the Institutional Class. For the period ended March 31, 2020, Investor Class shareholder servicing fees were as follows:

Fund:	Investor Class Shareholder Servicing Fee
Buffalo Discovery Fund	$1,740,985
Buffalo Dividend Focus Fund	33,499
Buffalo Emerging Opportunities Fund	65,479
Buffalo Flexible Income Fund	445,077
Buffalo Growth Fund	132,376
Buffalo High Yield Fund	71,080
Buffalo International Fund	235,659
Buffalo Large Cap Fund	39,156
Buffalo Mid Cap Fund	129,613
Buffalo Small Cap Fund	488,940

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2020. For the year ended March 31, 2020, the quarterly average gross notional amount of derivatives held by the Fund was $31,217,379, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of March 31, 2020, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$345,600

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Fund as of March 31, 2020:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$2,172,593
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$(56,451)

The following table presents derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of March 31, 2020:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ (Received)*	Net Amount
Description
Written Options	$345,600	$—	$345,600	$345,600	$345,600	$—
	$345,600	$—	$345,600	$345,600	$345,600	$—

*   Any over-collateralization of total financial instruments or cash is not shown.

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2020. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. As of March 31, 2020, the Prime Rate was 3.25%. During the year ended March 31, 2020, the Funds had average outstanding borrowings of $3,074 under the credit facility and paid a weighted average interest rate of 3.25%, totaling $101.56 which is shown as interest expense on the Statement of Operations. The March 18, 2020 balance of $568,000 for the Funds was the maximum borrowing during the year ended March 31, 2020.

11. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2020 and through the date the financial statements were issued. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to the Funds' performance and financial results.

Effective March 31, 2020, Foreside Financial Group, LLC ("Foreside") acquired Quasar Distributors, LLC ("Quasar"), the Funds' distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds' distributor.

On April 30, 2020, the Board accepted the resignation of Mr. Clay E. Brethour from his role as President, Treasurer and Trustee of the Trust effective as of April 19, 2020.

On April 30, 2020, the Board approved the appointment of Mr. Kent Gasaway as President and Treasurer of the Trust and Mr. Robert J. Male as an Interested Trustee of the Trust.

Effective May 1, 2020, Mr. Jamie Cuellar and Mr. Ken Laudan have been added as Co-Portfolio Managers of the Buffalo Discovery Fund, and Mr. Josh West has been added as a Co-Portfolio Manager of the Buffalo Growth Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Buffalo Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Buffalo Funds (the "Trust") (comprising the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund (collectively referred to as the "Funds")), including the schedules of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Buffalo Funds at March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Buffalo Funds since 1994.

Kansas City, Missouri
May 29, 2020

NOTICE TO SHAREHOLDERS (UNAUDITED)

MARCH 31, 2020

TAX INFORMATION

For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	20.12%
Buffalo Dividend Focus Fund	100.00%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	100.00%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	0.63%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	100.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020 was as follows (unaudited):

Buffalo Discovery Fund	19.25%
Buffalo Dividend Focus Fund	99.60%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	91.72%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	0.62%
Buffalo International Fund	0.11%
Buffalo Large Cap Fund	89.95%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2020 was as follows (unaudited).

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	0.00%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	9.46%
Buffalo Growth Fund	47.82%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	74.34%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

(Unaudited)

With respect to the taxable year ended March 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

Funds	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
Buffalo Discovery Fund	$192,281,393	$29,430,132
Buffalo Dividend Focus Fund	—	—
Buffalo Emerging Opportunities Fund	4,253,755	123,215
Buffalo Flexible Income Fund	2,812,198	1,530,114
Buffalo Growth Fund	21,439,423	2,498,540
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	602,377	167,234
Buffalo Mid Cap Fund	13,465,597	1,808,511
Buffalo Small Cap Fund	46,863,860	5,308,105

(Unaudited)

Trustees and Officers of the Funds

The management and affairs for the Funds are supervised by the Board of Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

Name, Age and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES(1)
Clay E. Brethour(2) 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1969	Trustee President and Treasurer	Indefinite term and served since August 2013. One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000-present.	10	None
INDEPENDENT TRUSTEES
Philip J. Kennedy 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1945	Trustee	Indefinite term and served since May 1995.	Business Consultant	10	None
Rachel F. Lupardus 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1972	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present; Chief Financial Officer, Customer Engagement, KBM Group LLC (marketing services company) 2014-2015.	10	None
Jeffrey D. Yowell 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1967	Chairman Trustee	One year term and served since December 2017. Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present.	10	None
OFFICERS
Fred Coats 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1965	Chief Compliance Officer and Secretary	Indefinite term and served since May 2015.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015-present; Private Practice Attorney May 1993-present.	N/A	None

1  Mr. Brethour is deemed to be an interested person of the Funds as that term is defined in the 1940 Act, by virtue of the fact that he is a board member and an employee of the Advisor.

2   Mr. Brethour resigned as a Trustee, President and Treasurer of the Trust effective April 19, 2020 and also resigned from KCM.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

(Unaudited)

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met in person on November 21, 2019 to consider the renewal of the Amended and Restated Management Agreements (the "Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser" or "KCM"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreements, a memorandum prepared by the Trust's outside legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the renewal of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser's Form ADV, select financial information of the Adviser, including a profitability analysis prepared by the Adviser, other comparative performance and fee information, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met with their independent counsel on November 11, 2019 and in executive session immediately prior to the Board meeting held on November 21, 2019, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the renewal of the Agreements for an additional term of one year ending November 30, 2020.

In considering the renewal of the Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session and the separate meeting of the Independent Trustees on November 11, 2019, the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) Request for Information, including the structure of KCM's compliance program and KCM's continuing commitment to the growth of the Funds' assets. The Trustees noted during the course of the prior year they had met with representatives of KCM in person to discuss the Funds' performance and outlook, along with the marketing and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM, and the lack of both significant shareholder complaints and financial statement issues. The Trustees discussed KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's chief compliance officer to the Trustees on the effectiveness of KCM's compliance program. The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory.

2. Investment Performance of the Funds and KCM

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short-term and longer-term performance of the Investor Class shares of each Fund on both an absolute basis and in comparison to a benchmark index and in comparison

(Unaudited)

to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's performance for the three-year, five-year and ten-year periods ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the first quartile of the Morningstar Peer Group for the ten-year period, and the second quartile of the Morningstar Peer Group for the three-year and five-year periods. The Trustees also noted the Buffalo Discovery Fund's performance for the year-to-date and one-year periods was slightly below the median for the Morningstar Peer Group, falling into the third quartile for both periods. The Trustees further noted for the year-to-date, one-year, five-year, ten-year and since inception periods ended September 30, 2019, the Buffalo Discovery Fund outperformed the Morningstar US Mid Growth Total Return Index, the Russell Midcap Growth Total Return Index and the Lipper Multi Cap Growth Funds Index. The Trustees also noted for the three-year period ended September 30, 2019, the Buffalo Discovery Fund underperformed the Morningstar US Mid Growth Total Return Index, the Russell Midcap Growth Index and the Lipper Multi Cap Growth Funds Index. The Trustees also compared the performance of the Buffalo Discovery Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting the performance for the other accounts was presented gross of fees.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's performance for the one-year and five-year periods ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end large blend category funds, falling within the first quartile of the Morningstar Peer Group for the five-year period, and the second quartile of the Morningstar Peer Group for the one-year period. The Trustees further noted the Buffalo Dividend Focus Fund's performance for the year-to-date, and three-year periods ended June 30, 2019 was below the median for the Morningstar Peer Group, falling into the third quartile for the three-year period and the fourth quartile for the year-to-date period. The Trustees further noted that for the three-year, five-year and since inception periods ended September 30, 2019, the Buffalo Dividend Focus Fund outperformed the Lipper Equity Income Funds Index, but had underperformed the Lipper Equity Income Funds Index for the year-to-date and one-year periods ended

September 30, 2019. The Trustees also noted the Buffalo Dividend Focus Fund had underperformed the Morningstar US Large-Mid TR Index and the S&P 500 Index for the year-to-date, one-year, three-year, five-year and since inception periods ended September 30, 2019.

Buffalo Emerging Opportunities Fund. The Trustees noted the Buffalo Emerging Opportunities Fund's performance for the year-to-date, one-year, three-year and ten-year periods ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling into the second quartile for the year-to-date, one-year and three-year period. The Trustees further noted that the Buffalo Emerging Opportunities Fund's performance for the ten-year period was the best in the Morningstar Peer Group. The Trustees next noted the Buffalo Emerging Opportunities Fund's performance for the five-year period ended June 30, 2019 was below the median for the Morningstar Peer Group, falling in the third quartile of the Morningstar Peer Group. The Trustees further noted for the one-year, three-year and ten-year periods ended September 30, 2019, the Buffalo Emerging Opportunities Fund outperformed the Lipper Small Cap Growth Funds Index, the Russell 2000 Growth Total Return Index and the Morningstar US Small Growth Index, and had also outperformed the Russell 2000 Growth Total Return Index and the Morningstar US Small Growth Index for the year-to-date and five-year periods ended September 30, 2019. The Trustees then noted that the Fund had underperformed each index for the since inception period ended September 30, 2019, and had underperformed the Lipper Small Cap Growth Funds Index for the year-to-date and five-year periods ended September 30, 2019.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's performance for the one-year period ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end allocation 70-85% equity funds, falling within the second quartile of the Morningstar Peer Group, and for the five-year period ended June 30, 2019, was at the Morningstar Peer Group median. The Trustees further noted the Buffalo Flexible Income Fund's performance was below the Morningstar Peer Group median for the year-to-date, three-year and ten-year periods ended June 30, 2019, falling within the third quartile for the year-to-date periods, and falling within the fourth quartile for the three-year and ten-year periods. The Trustees further noted for the year-to-date, three-year, ten-year and since inception periods ended September 30, 2019, the Buffalo Flexible Income Fund outperformed the

(Unaudited)

Lipper Mixed-Asset Target Allocation Moderate Funds Index and the ICE BofA Merrill Lynch High Yield Master Index II, but underperformed for the one-year and five-year periods ended September 30, 2019. The Trustees also noted that the Buffalo Flexible Income Fund underperformed a blended index of 60% Morningstar U.S. Large Cap Index and 40% ICE BofA Merrill Lynch U.S. High Yield Master Index II, a blended index of 60% S&P 500 Index and 40% ICE BofA Merrill Lynch U.S. High Yield Master Index II and the Morningstar US Large Cap Index for all periods ended September 30, 2019.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's performance for the three-year and five-year periods ended June 30, 2019 was generally in line with the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the third quartile of the Morningstar Peer Group for both periods. The Trustees further noted for the year-to-date, one-year and ten-year periods ended June 30, 2019, the Buffalo Growth Fund's performance was above that of the Morningstar Peer Group median, falling within the second quartile of the Morningstar Peer Group for the one-year period and ten-year periods, and within the first quartile for the year-to-date period. The Trustees further noted that for the one-year period ended September 30, 2019, the Buffalo Growth Fund had outperformed the Morningstar US Growth Index, the Lipper Large Cap Growth Funds Index and the Russell 1000 Growth Index, but that for the three-year, five-year, and ten-year periods ended September 30, 2019 the Buffalo Growth Fund had underperformed those same indexes; for the since inception period ended September 30, 2019, the Buffalo Growth Fund had also outperformed the Lipper Large Cap Growth Funds Index and the Russell 1000 Growth Index; and for the year-to-date period ended September 30, 2019, the Buffalo Growth Fund had outperformed the Morningstar US Growth Index and the Lipper Large Cap Growth Funds Index, but had underperformed the Russell 1000 Growth Index. The Trustees also compared the performance of the Buffalo Growth Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's performance for the five-year period ended June 30, 2019 was in line with the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the second quartile of the

Morningstar Peer Group. The Trustees further noted the Buffalo High Yield Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2019 was below the median for the Morningstar Peer Group, falling within the third quartile of the Morningstar Peer Group for the year-to-date and one-year periods, and within the fourth quartile for the three-year and ten-year periods. The Trustees further noted for the since inception period ended September 30, 2019, the Buffalo High Yield Fund outperformed the Lipper High Yield Bond Funds Index, but had underperformed the Index for all other periods, and had also underperformed the ICE BofA Merrill Lynch High Yield Master Index II for all periods ended September 30, 2019. However, the Trustees noted that the Adviser explained that the credit quality of the securities held in the Buffalo High Yield Fund tends to be higher than more traditional high yield funds.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, noting the Fund's performance was near the top of the first quartile for the five-year period, within the first quartile for the three-year and ten-year periods, and within the second quartile for the year-to-date and one-year periods. The Trustees further noted for the year-to-date, one-year, three-year, five-year, ten-year and since-inception periods ended September 30, 2019, the Buffalo International Fund outperformed the Lipper International Funds Index and the Morningstar Global Markets ex-US Index. The Trustees also compared the performance of the Buffalo International Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, noting the Fund's performance was near the top of the first quartile for the five-year period, fell within the first quartile for the one-year and ten-year periods, and within the second quartile for the year-to-date and three-year periods. The Trustees further noted that for the one-year period ended September 30, 2019, the Buffalo Large Cap

(Unaudited)

Fund outperformed the Morningstar US Large Growth Total Return Index, the Lipper Large Cap Growth Funds Index and the Russell 1000 Growth Total Return Index, but for the three-year and ten-year periods ended September 30, 2019, the Buffalo Large Cap Fund underperformed those same indexes; for the year-to-date, five-year and ten-year periods ended September 30, 2019, the Buffalo Large Cap Fund outperformed the Lipper Large Cap Growth Funds Index; for the year-to-date period ended September 30, 2019, the Buffalo Large Cap Fund had outperformed the Morningstar US Large Growth Total Return Index, but had underperformed the same index for the five-year period ended; for the since-inception period ended September 30, 2019, the Buffalo Large Cap Fund had outperformed the Russell 1000 Growth Index, but for the year-to-date and five-year period ended September 30, 2019, the Buffalo Large Cap Fund had underperformed the same index. The Trustees also compared the performance of the Buffalo Large Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's performance for the year-to-date period ended June 30, 2019 was above the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds, falling within the second quartile. The Trustees further noted the Buffalo Mid Cap Fund's performance for the one-year period ended June 30, 2019 was at the Morningstar Peer Group median, and for the three-year, five-year and ten-year periods ended June 30, 2019 was below the median, falling within the fourth quartile for each period. The Trustees also noted the Buffalo Mid Cap Fund outperformed the Lipper Mid Cap Growth Funds Index, the Morningstar US Mid Growth Index and the Russell Midcap Growth Total Return Index for the year-to-date and one-year periods ended September 30, 2019, but that for the three-year, five-year, ten-year and since inception periods ended September 30, 2019, the Buffalo Mid Cap Fund underperformed those same indexes. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's performance for the year-to-date, one-year and three-year periods ended June 30, 2019 was above the median of the Morningstar Peer Group of U.S. open-end small growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date and three-year periods, and within the second quartile for the one-year period. The Trustees further noted the Buffalo Small Cap Fund's performance for the five-year and ten-year periods ended June 30, 2019 was below the median for the Morningstar Peer Group, falling within the third quartile for the five-year period and the fourth quartile for the ten-year period. The Trustees further noted that for the year-to-date, three-year and since-inception periods ended September 30, 2019 the Buffalo Small Cap Fund outperformed the Russell 2000 Growth Total Return Index, the Lipper Small Cap Growth Funds Index, and the Morningstar US Small Growth Index, but that for the ten-year period ended September 30, 2019, the Buffalo Small Cap Fund underperformed those same indexes; for the one-year period ended September 30, 2019, the Buffalo Small Cap Fund outperformed the Morningstar US Small Growth Index and the Russell 2000 Growth Total Return Index, but underperformed the Lipper Small Cap Growth Funds Index; and for the five-year period ended September 30, 2019, the Buffalo Small Cap Fund outperformed the Russell 2000 Growth Index, but underperformed the Morningstar US Small Growth Index and the Lipper Small Cap Growth Funds Index. The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

(Unaudited)

3. Costs of Services Provided and Profits Realized by KCM

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. The Trustees also considered the profitability of each Fund before and after any distribution costs borne by KCM. These considerations were based on materials requested by the Trustees specifically for the meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted the Institutional Class shares of the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds' to non-unitary fee funds and observed that the advisory fee comparison in the Board materials which used the management fee excluding the fees paid by KCM to U.S. Bancorp Fund Services, LLC under a master servicing agreement, and referred to below as the net management fee, was the most appropriate. The Board also noted the net expense ratio used in the Morningstar comparative data excludes any 12b-1 fees imposed by other funds.

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's net management fee of 0.55% fell within the first quartile and was below both the Morningstar Peer Group average of 0.76% and the Morningstar Peer Group median of 0.75%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Discovery Fund fell in the fourth quartile, above the Morningstar Peer Group average of 0.91%, which fell in the upper second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Discovery Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's net management fee of 0.50% was below both the Morningstar Peer Group median of 0.74% and the Morningstar Peer Group average of 0.72%. The Trustees further noted the net expense ratio of 0.94% for the Buffalo Dividend Focus Fund fell into the second quartile, below the Morningstar Peer Group average of 0.99%, which also fell into the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit before distribution costs, was not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Emerging Opportunities Fund. The Trustees noted the Buffalo Emerging Opportunities Fund's net management fee of 1.00% was above the Morningstar Peer Group average of 0.84% and median of 0.85%. The Trustees further noted the net expense ratio of 1.48% for the Buffalo Emerging Opportunities Fund fell within the fourth quartile, above the Morningstar Peer Group average of 1.20%. The Trustees noted that based on information provided by KCM, the Emerging Opportunities Fund would more closely align with a micro-cap category, but Morningstar does not have such a category and is therefore included in the small growth category. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the Emerging Opportunities Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's net management fee of 0.55% fell within the first quartile and was below the Morningstar Peer Group average of 0.68% and median of 0.67%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the third quartile, above the Morningstar Peer Group average of 0.95%, which fell within the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the Flexible Income Fund had not been, and currently were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's net management fee of 0.50% fell within the first quartile, below the Morningstar Peer Group average of 0.72% and median of 0.73%. The Trustees further noted the net expense ratio of 0.91% for the Buffalo Growth Fund fell within the second quartile,

(Unaudited)

below the Morningstar Peer Group average of 0.97%, which fell at the bottom of the third quartile and the median of 0.96%. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the Growth Fund had not been, and currently were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's net management fee of 0.55% fell within the first quartile, below the Morningstar Peer Group average of 0.62% and median of 0.60%. The Trustees further noted the net expense ratio of 1.02% for the Buffalo High Yield Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.81%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the High Yield Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's net management fee of 0.55% fell in the first quartile and was the lowest in the Morningstar Peer Group, below the Morningstar Peer Group average of 0.77% and median of 0.78%. The Trustees further noted the net expense ratio of 1.04% for the Buffalo International Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.96%, which fell within the second quartile and slightly above the Morningstar Peer Group median of 1.01%. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits, before distribution costs, were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's net management fee of 0.50% fell into the first quartile, below the Morningstar Peer Group average and median of 0.75%. The Trustees further noted the net expense ratio of 0.93% for the Buffalo Large Cap Fund fell within the second quartile, below the Morningstar Peer Group average of 1.04%, which fell within the third quartile and the Morningstar Peer Group median of 1.00%. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the Large Cap Fund, had not been, and currently were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's net management fee of 0.55% fell within the first quartile, below the Morningstar Peer Group average of 0.82% and median of 0.80%. The Trustees further noted the net expense ratio of 1.02% for the Buffalo Mid Cap Fund fell in the third quartile, above the Morningstar Peer Group average of 1.00%, which also fell within the third quartile, and above the median of 0.95%. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Mid Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's net management fee of 0.55% fell within the first quartile and was below the Morningstar Peer Group average and median of 0.83%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Small Cap Fund fell within the second quartile and was below the Morningstar Peer Group average of 1.08%, which also fell within the second quartile and below the Morningstar Peer Group median of 1.09%. The Trustees further noted the annual management fee is subject to reduced fees paid on assets in excess of certain levels. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Small Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

The Trustees concluded that each Fund's expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. In considering the economies of scale for each Fund, the Board considered that the Buffalo Funds' Institutional Class shares operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than being paid directly by the Funds.

Buffalo Discovery Fund. The Trustees reviewed the structure of the Buffalo Discovery Fund's management fee and total expense ratio, and considered whether the

(Unaudited)

Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Discovery Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Dividend Focus Fund. The Trustees reviewed the structure of the Buffalo Dividend Focus Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Dividend Focus Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Emerging Opportunities Fund. The Trustees reviewed the structure of the Buffalo Emerging Opportunities Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Emerging Opportunities Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Flexible Income Fund. The Trustees reviewed the structure of the Buffalo Flexible Income Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Flexible Income Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Growth Fund. The Trustees reviewed the structure of the Buffalo Growth Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo High Yield Fund. The Trustees reviewed the structure of the Buffalo High Yield Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo High Yield Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo International Fund. The Trustees reviewed the structure of the Buffalo International Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo International Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

(Unaudited)

Buffalo Large Cap Fund. The Trustees reviewed the structure of the Buffalo Large Cap Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Large Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Mid Cap Fund. The Trustees reviewed the structure of the Buffalo Mid Cap Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Mid Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that during the past year the contractual advisory fee had been reduced by 0.15%, and the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Small Cap Fund. The Trustees reviewed the structure of the Buffalo Small Cap Fund's management fee and total expense ratio, and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees further noted the Buffalo Small Cap Fund's management fee structure contained breakpoint reductions as the Fund's assets grow in size and that during the past year the contractual advisory had been reduced by 0.15%.

The Trustees concluded that the current fee structure for each Fund was reasonable and reflected a sharing of economies of scale between KCM and each Fund at each Fund's current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances and concluded that the Funds and their shareholders would benefit from the Adviser's continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

This page intentionally left blank.

This page intentionally left blank.

1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundannual

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial experts are Philip J. Kennedy and Rachel F. Lupardus. Both Mr. Kennedy and Ms. Lupardus are “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) – (d) Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$223,000	$214,400
Audit-Related Fees	$7,600	$7,300
Tax Fees	$36,500	$35,080
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

1

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant. As disclosed above, the amount of fees billed for such services were $44,100 and $42,380 for the 2020 and 2019 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $12,500 and $12,500 for the 2020 and 2019 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

2

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2)	Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable because the Registrant is an open-end investment company.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Buffalo Funds

By	/s/Kent W. Gasaway
Kent W. Gasaway,
President and Treasurer

Date	6/9/2020

4